                                   MML SERIES




                                 INVESTMENT FUND

                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2001




                               MML Money Market Fund
                               ---------------------

                               MML Managed Bond Fund
                               ---------------------

                               MML Blend Fund
                               --------------

                               MML Equity Fund
                               ---------------

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                         2

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001                   15
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001                  16
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2001 AND
FOR THE YEAR ENDED DECEMBER 31, 2000                                          17
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

FINANCIAL HIGHLIGHTS
    MML Money Market Fund                                                     18
    MML Managed Bond Fund                                                     19
    MML Blend Fund                                                            20
    MML Equity Fund                                                           21

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2001
    MML Money Market Fund                                                     22
    MML Managed Bond Fund                                                     23
    MML Blend Fund                                                            27
    MML Equity Fund                                                           35

NOTES TO FINANCIAL STATEMENTS                                                 37

INDEPENDENT AUDITORS' REPORT                                                  44

DIRECTORS AND OFFICERS (UNAUDITED)                                            45

FEDERAL TAX INFORMATION (UNAUDITED)                                           48

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                                February 1, 2002

TO OUR SHAREHOLDERS

STOCKS CAP A DIFFICULT YEAR WITH A STRONG FOURTH QUARTER

Two thousand one ended much as it began, with investors expecting a stronger economy and better times for the stock market. That optimism, however, belied a series of setbacks that culminated in the worst two-year stretch for many of the popular indexes since the brutal bear market of 1973-74. The widely followed S&P 500 Index shed 11.88% in 2001 after dropping 9.10% in 2000, while the Dow Jones Industrial Average declined 5.37% during 2001 versus a 4.51% loss in 2000. Meanwhile, the NASDAQ Composite Index, heavily weighted with technology stocks, gave up 20.98% in the year just ended, still painful but considerably better than its 39.29% drubbing the previous year.

Value outperformed growth for the second year running. For example, the large-cap Russell 1000 Growth Index fell 20.42%, compared with a much smaller 5.59% loss for the Russell 1000 Value Index. In the first and third quarters, growth stocks were decimated, while the second and fourth quarters saw the growth sector offset some of its losses and outperform value shares. Looking at market capitalization, small-caps again led the market, repeating their outperformance from 2000. The Russell 2000 Value Index, reflecting the small-cap value market, finished with a gain of 14.02%, well ahead of its large- and mid-cap counterparts.

Although most of our equity portfolios ended the year with negative returns, one portfolio with a value-oriented, small-cap mandate gained nearly 10%, aptly demonstrating that those willing to diversify their investments need not resign themselves to the volatility that plagued most marquee growth stocks in 2001.

Driving the problems faced by stocks, of course, were a sputtering economy and disappointing corporate earnings. A recession, which had looked avoidable before September 11, appeared a virtual certainty afterwards, according to the conventional definition of a recession as two consecutive quarters of falling gross domestic product (GDP). The final estimate for third quarter GDP came in at -1.30%, and the fourth quarter also was widely expected to show a decline. Separately, the National Bureau of Economic Research, a group of academic economists, issued a statement in November declaring that the country entered a recession back in March.

Leaving aside debates about terminology, the economic picture in 2001 was not pretty by any yardstick. Profits for U.S. companies dropped in the first three-quarters of the year and were expected to decline again in the fourth quarter. The manufacturing sector was particularly hard-hit, as industrial production declined for 15 consecutive months, including December's 0.10% drop. Corporate layoffs soared to almost two million, and unemployment peaked for the year at 5.80% in December, up from 4.20% in January.

The September 11 terrorist attacks exacerbated many negative trends already in motion and precipitated new challenges, especially in the insurance, travel and leisure, media, and airline industries. Aside from the unfathomable cost in human lives, initial estimates of losses in property, income, and jobs ran close to $60 billion, and the final cost will surely far exceed that number.

[SIDENOTE]

[PHOTO OF FREDERICK C. CASTELLANI]

     FREDERICK C. CASTELLANI
"A YEAR TO REMEMBER, REFLECT AND REASSESS"

In the fourth quarter, we saw just how resilient the stock market can be. After plunging in the days immediately following the terrorist attacks, stocks began a robust rally that carried through the end of the year. The Dow gained 13.89% for the quarter, while the S&P 500 Index advanced 10.69%. Small-cap stocks as measured by the Russell 2000 Index added 21.08%, and international stocks, represented by the Morgan Stanley Capital International EAFE Index, posted a 6.97% rise. When the dust settled on December 31, most stock indexes had reclaimed what they lost after the terrorists struck.

Much of the credit for revitalizing investor sentiment must surely go to the Federal Reserve Board, which continued its aggressive easing of interest rates, especially after September 11. To the six rate cuts implemented in the first half of the year, the Fed added five more reductions in the second half, making a record total of 11 for a full calendar year. After the final cut in December, the target federal funds rate stood at 1.75%, a level not seen in 40 years. Low interest rates helped keep the housing market alive and propped up consumer spending, which accounts for roughly two-thirds of the economy.

Complementing the Fed's actions were efforts by the Bush administration to shore up the economy with fiscal policy. One measure, signed into law in June, was a 10-year, $1.35 trillion tax cut that administration officials hoped would keep consumers spending freely. Additionally, the White House responded quickly to the terrorist tragedy by approving $5 billion in aid for the beleaguered airline industry, which had sustained huge losses even before September 11.

FALLING RATES HELP BONDS

The Fed's repeated rate cuts kept steady downward pressure on the yields for short-term fixed-income securities. The yields of longer-dated securities, however, declined by much smaller margins and, in the case of the 30-year Treasury bond, even increased slightly during the year. As a result, the yield curve steepened dramatically, with solid gains in most maturities. The Lehman Brothers Aggregate Bond Index finished the year with a gain of 8.44%, over half of which came in the third quarter, when the events of September 11 triggered sharply lower forecasts for U.S. economic growth and inflation concerns temporarily receded.

At the end of October, the U.S. Treasury announced that it would stop selling the 30-year bond, a surprise move that temporarily pushed down yields at the long end of the curve. However, the effects of the announcement were short-lived, and longer-dated Treasury securities quickly gave up much of their gains. As the Fed continued to lower short-term interest rates, buyers of longer-term securities began to anticipate a strengthening economy and the possibility of rising inflation, and consequently demanded greater incentives to invest.

Corporate securities generally outperformed Treasuries for the year, although spreads temporarily widened in the industries most affected by the terrorist attacks. High-yield securities, like stocks, were streaky and reacted with volatility to the many earnings downgrades announced during the period, particularly in the telecommunications sector. Overall, high-yield investments managed approximately a break-even performance for the year.

EARNINGS MUST CATCH UP TO SHARE PRICES

The stock market's strong performance in the fourth quarter served as a good example of investors' tendency to look ahead. The rally occurred in anticipation of an economic recovery but in the absence of much concrete evidence that such a recovery was imminent. Over the short term, this could result in some volatility. Over the longer term, we look for the innate strength and resilience of the U.S. economy to reassert itself.

After two years of declining stock prices, such an outlook is perhaps cold comfort. As always, however, we believe that the most prudent way to invest is by diversifying among asset classes and among different sectors within asset classes. In this way, investors can help smooth out the peaks and especially the valleys in their returns and offset the volatility inherent in any one asset class. The MML Series Investment Fund stands ready to help you implement a diversification strategy that fits your investment objectives and risk tolerance.


/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML MONEY MARKET FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MONEY MARKET FUND?

The objectives and policies of the Fund are to:

-    achieve high current income, the preservation of capital, and liquidity

-    invest in a diversified portfolio of money market instruments

- invest in high quality debt instruments with remaining maturity not to exceed 397 days

HOW DID THE FUND PERFORM DURING 2001?

The Fund's shares had a return of 3.66%, trailing the 3.81% return of Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The Federal Reserve Board continued cutting short-term interest rates in the second half of 2001 in response to further weakening in the U.S. economy. Following six rate reductions in the first half of the year, the Fed implemented five more in the second half, bringing the target federal funds rate down to 1.75%, near the low end of its historical range. The constant downward pressure on short-term rates lowered yields on the money market securities in which the Fund typically invests.

While forecasts at the beginning of the period had been for the Fed's easing to stimulate a recovery by the end of 2001, the terrorist attacks of September 11 were expected to delay the anticipated recovery, possibly until the second half of 2002. Additionally, whereas the economy had flirted with a recession before September 11, a recession seemed almost certain in the wake of the attacks, as some industries, such as airlines, hotels and leisure, and advertising, were brought to a virtual standstill for several weeks after the tragedy.

As in the first half of the year, the Fund invested a substantial percentage of its assets in agency discount notes during the second half of 2001. There were two reasons for this. First, our decision to reduce the maximum allowable position in the securities of any one issuer--which we adopted as a defensive measure in a risky credit environment--required us to increase the number of commercial paper positions in the portfolio. Consequently, we found it difficult to find enough opportunities in commercial paper that met our quality standards. The other factor was a narrowing of the spreads between Tier 1 commercial paper and agency discount notes that made the latter's combination of yield and safety more attractive in many cases.

Under normal circumstances, we prefer to invest most of the Fund's assets in Tier 1 securities, defined as those that have received the highest credit quality rating from at least two of the nationally recognized rating agencies. Typically, Tier 1 paper offers somewhat higher yields than agency paper. However, many potential issuers of commercial paper, seeing that short-term interest rates were poised to fall further, declined to come to market until rates had stabilized at lower levels, thereby reducing the amount of Tier 1 paper available for purchase. Furthermore, a soft economy meant that not as many companies were seeking financing in the commercial paper market. As a result, there was healthy demand for most available Tier 1 paper, and yields were bid down closer to those of agency discount paper. In a few cases near the end of the year, spreads between Treasury bills and agencies also narrowed, making T-bills the better choice.

WHAT WAS THE AVERAGE LIFE OF THE FUND'S HOLDINGS?

The average life of the Fund's holdings normally fluctuates within a few days of our IBC/Donohue Universe benchmark. This pattern continued during the period. At the end of the period, the Fund's average life was 58 days, equaling the average life of the benchmark.

WHAT IS YOUR OUTLOOK?

After a record 11 rate cuts in one calendar year, we believe the Fed is close to the end of its easing cycle. Furthermore, now that U.S. businesses have had a chance to adjust to the new realities of life after September 11, there are once again some signs that the economy might be bottoming. However, even if a recovery should be in the offing, we expect it to gather momentum slowly. That fact, together with recent comments by Fed officials, leads us to believe that 2002 could be a year of relative stability in interest rates, with neither dramatic increases nor much more in the way of reductions. Eventually, as the economic recovery progresses, we look for the yields on money market securities to rise and provide more generous returns for the Fund's investors.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money
Market Fund and the Lipper Taxable Money
Market Fund Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                                 FIVE YEAR                 TEN YEAR
                                                                                  AVERAGE                   AVERAGE
                                                       ONE YEAR                   ANNUAL                    ANNUAL
                                                       1/1/01 -                   1/1/97 -                  1/1/92 -
                                                       12/31/01                   12/31/01                  12/31/01
MML Money Market Fund                                    3.66%                     4.96%                     4.54%
Lipper Taxable Money Market Fund Index                   3.81%                     4.95%                     4.52%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[CHART]

              MML MONEY        LIPPER TAXABLE
             MARKET FUND   MONEY MARKET FUND INDEX
1/1/1992       $10,000            $10,000
   12/92       $10,348            $10,345
   12/93       $10,632            $10,628
   12/94       $11,040            $11,024
   12/95       $11,657            $11,634
   12/96       $12,240            $12,217
   12/97       $12,874            $12,845
   12/98       $13,538            $13,501
   12/99       $14,186            $14,141
   12/00       $15,041            $14,981
   12/01       $15,592            $15,552

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MML MANAGED BOND FUND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MANAGED BOND FUND?

The objectives and policies of the Fund are to:

- achieve as high a total rate of return on an annual basis as is consistent with the preservation of capital

- invest primarily in a diversified portfolio of investment grade, debt securities

-    maintain (within 10%) the duration of the Lehman Brothers Aggregate Bond
     Index

- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM IN 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned 7.89%, slightly behind the 8.44% return of the Lehman Brothers Aggregate Bond Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Overall, it was a pretty good year for the bond market, with sharply falling short-term interest rates being one important determinant of performance. To the six rate cuts the Federal Reserve Board made in the first half of the year, it added five more in the second half, taking the target federal funds rate from 6.50% down to 1.75%. At the end of the summer, amid signs that the economy could be starting a recovery phase, there was a sense that the Fed might be near the end of its easing cycle. However, September 11 changed everything. To help reassure the financial markets, the Fed stepped in with a surprise cut of 50 basis points on September 17, the day the U.S. equity markets reopened following the tragedy. Three more reductions followed in the fourth quarter, totaling another 125 basis points.

Longer-term rates, over which the Fed has little direct control, were less responsive to the central bank's actions. This resulted in a yield curve that went from being inverted in many maturities at the beginning of the year to a fairly steep configuration at the end of 2001. The yield curve depicts the relationship of the yields of Treasury securities with different maturities, usually from three months out to 30 years. When the curve is steep, the yields of longer-dated securities are significantly higher than those of securities with shorter maturities. Longer-term yields remained relatively high because the Fed's aggressive easing caused bond investors to anticipate an economic recovery and possibly higher inflation. Nonetheless, the overall climate of falling rates gave us the interest rate wind at our backs for most of the period.

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

Throughout the first half of the period, we had been anticipating a stronger economy as a result of the Fed's rate-cutting activities. Given our optimism about the economy, we attempted to increase the Fund's exposure to corporate securities. Our thinking was that as the economy improved, corporate profits would increase, leading to widespread credit quality upgrades and narrowing spreads in the corporate market.

We remained committed to this strategy in the second half. However, due to strong cash flows into the Fund, it was difficult to maintain our target allocations, as we decreased the corporate sector from 52.50% of total assets at the end of July to 48.80% of total assets on December 31. September 11 temporarily derailed our scenario, causing spreads to widen, especially in sensitive industries such as gaming, hotels, and airlines. However, we viewed this as an opportunity to redouble our efforts to add to our corporate holdings. As before, we tried to focus on quality securities in economically sensitive industries that we thought would benefit most from an improving economy.

Overall, our decision to increase exposure to the corporate market worked well, as corporates were the top-performing sector for the year. Despite our efforts to select corporate holdings with care, though, a few of them detracted significantly from the Fund's performance. Our Crown Cork & Seal position ran into trouble due to asbestos litigation. The Fund also owned some equipment trust certificates in Midway Airlines that did poorly, in part because of the suddenly dimmer prospects for the entire airline industry. Thomas & Betts, a maker of electrical components, struggled due to earnings disappointments. We did, however, completely avoid the fallout from the Enron debacle.

We also raised the Fund's allocation in mortgage-backed securities from 23.10% in January to 33.00% on the final day of the period. Mortgage-backed securities do best when interest rates are relatively stable, and we believed that after considerable volatility during the period, there would be a stretch of relative tranquility for rates. September 11 certainly delayed that outcome by triggering a flurry of rate cuts near the end of the year, but we continued to believe that our thinking on the mortgage market would eventually be rewarded.

WHAT IS YOUR OUTLOOK?

With interest rates near the low end of their historical range, softening oil prices, and the federal government attempting to boost economic activity with tax rebates and other fiscal tactics, we are fairly confident that a recovery is not too far off. After widening sharply immediately after September 11, corporate spreads narrowed nicely as the year drew to a close, and we expect this trend to continue in 2002 as earnings begin to recover.

For the time being, care is still the watchword in selecting corporate securities, as there could be more disappointments for certain companies and industries. Additionally, we must admit to feeling a little uncomfortable about sharing what appears to be the consensus outlook for the economy. However, we believe that monetary stimulus of the magnitude we saw in 2001 makes a recovery highly probable.

DURATION DIVERSIFICATION (12/31/01)
     MML MANAGED BOND FUND
 AVERAGE DURATION = 6.72 YEARS

[CHART]

MORE THAN 1 year                             10.0%
1-3 years                                    18.1%
3-5 years                                    33.1%
5-10 years                                   29.8%
LESS THAN 10 years                            9.0%

QUALITY STRUCTURE (12/31/01)
   MML MANAGED BOND FUND

[CHART]

U.S. Governments Cash Equivalents Aaa/AAA        50.4%
Aa/AA                                             4.7%
A/A                                              18.6%
Baa/BBB                                          24.5%
Ba/BB                                             1.5%
Caa                                               0.3%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed
Bond Fund and the Lehman Brothers
Aggregate Bond Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                                FIVE YEAR                 TEN YEAR
                                                                                AVERAGE                   AVERAGE
                                                     ONE YEAR                   ANNUAL                    ANNUAL
                                                     1/1/01 -                   1/1/97 -                  1/1/92 -
                                                     12/31/01                   12/31/01                  12/31/01
MML Managed Bond Fund                                  7.89%                     6.95%                     7.11%
Lehman Brothers Aggregate Bond Index                   8.44%                     7.43%                     7.23%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[CHART]

                 MML MANAGED     LEHMAN BROTHERS
                 BOND FUND     AGGREGATE BOND INDEX
1/1/1992           $10,000          $10,000
   12/92           $10,731          $10,740
   12/93           $11,998          $11,787
   12/94           $11,547          $11,443
   12/95           $13,756          $13,558
   12/96           $14,204          $14,050
   12/97           $15,612          $15,406
   12/98           $16,882          $16,745
   12/99           $16,573          $16,607
   12/00           $18,427          $18,539
   12/01           $19,881          $20,104

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML BLEND FUND - PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:

Effective March 26, 2001, Michael Farrell, portfolio manager of the MML Blend Fund's equity portfolio, assumed responsibility for the Fund's asset allocation decisions.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML BLEND FUND?

The objectives and policies of the Fund are to:

- achieve as high a level of total rate of return over an extended period of time as is consistent with prudent investment risk and the preservation of capital

- invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments


- manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

     Money Market segment no more than 30% of total assets
     Bond segment between 20% and 40% of total assets
     Equity segment between 50% and 70% of total assets

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned -5.75%, trailing the -3.23% return of the Lipper Balanced Fund Index. Although the Fund underperformed the Lipper index during the period, all of the underperformance came in the first half of the year. During the second half of 2001, the Fund outperformed the index, primarily reflecting more timely asset allocation decisions. Looking at the Fund's absolute return, bonds helped stabilize the portfolio, partially offsetting negative returns from the equity side.

HOW DO YOU MAKE DECISIONS ABOUT ASSET ALLOCATION?

Asset allocation is determined by a different model than the one we use for stock selection. The asset allocation model takes a variety of factors into account, including valuations, market sentiment, monetary and fiscal policy, the direction of interest rates and fixed-income spreads, corporate earnings prospects, inflation, seasonal tendencies, and supply/demand factors such as money flows, IPOs, and the strength of the dollar. These factors are weighted and combined to yield an overall opinion about whether we should be bullish, bearish, or neutral about stocks. We give particular emphasis to our sentiment indicators, as historically they have provided some of the most timely signals.

WHAT ASSET ALLOCATION DECISIONS OCCURRED DURING THE PERIOD?

After assuming responsibility for asset allocation in March, the portfolio manager made two adjustments in the first half of the period and two in the second half. On April 6, we reduced the Fund's target stock weighting from 68%, near the upper end of its range, to 65%, based on an essentially neutral picture from our indicators. Bonds remained at 30%, and money market securities rose from 2% to 5%. In June, again faced with a standoff in our indicators--four bullish and four bearish--we continued the migration toward a neutral exposure for stocks, moving the stock component to 63%, bonds to 29% and money market securities to 8%. In August we further reduced stocks to a neutral level of 60%, as the most important positive factor--repeated Fed easings--was again offset by a pessimistic outlook for corporate earnings and other negative factors. Money market securities remained at 8% and bonds rose to 32%. Finally, we reversed course and raised the stock component to 63% on September 17, the first day of trading after the terrorist attacks. With the market in panic mode following September 11, our sentiment indicators went to extremes, and we felt that sellers were overreacting, which in retrospect proved to be a good call. Money market securities fell back to 5%, and bonds were unchanged at 32%.

HOW DID THE FUND'S STOCK SELECTION MODEL OPERATE DURING THE PERIOD?

The Fund's quantitative strategy continued to emphasize the value sector, which was the right call, as value outperformed growth by a wide margin for the year. Taking its cue from the more reasonable valuations in smaller-cap stocks, the model also overweighted stocks in the S&P 500 Index with smaller capitalizations that scored highly according to the model's other parameters. For example, the model overweighted check provider Deluxe, as well as H&R Block, Autozone, and Whirlpool. Conversely, the model underweighted richly valued big-cap technology stocks, including Cisco Systems, Yahoo!, and Qualcomm. We also underweighted discount retailer Wal-Mart because it was expensive relative to other retailers and other stocks in the S&P 500 Index.

The model performed well for most of the year. Its least effective periods were January, April, and late September to mid-October, when the markets were digesting surprise cuts in interest rates by the Federal Reserve Board, and growth stocks responded with strong rallies, disrupting the outperformance of the value sector.

HOW WAS THE BOND PORTFOLIO POSITIONED?

Our strategy for the year was driven by our anticipation of a stronger economy as a result of the Fed's rate-cutting activities. Given our optimism about the economy, we attempted to increase the Fund's exposure to corporate securities. Our thinking was that as the economy improved, corporate profits would increase, leading to widespread credit quality upgrades and narrowing spreads in the corporate market. In fact, spreads did narrow considerably through the first eight months of the period.

September 11 temporarily derailed our scenario, causing spreads to widen, especially in sensitive industries such as gaming, hotels, and airlines. However, we viewed this as an opportunity to redouble our efforts to add to our corporate holdings. As before, we tried to focus on quality securities in economically sensitive industries that we thought would benefit most from an improving economy.

Overall, our decision to increase exposure to the corporate market worked well, as corporates were the top-performing sector for the year. Despite our efforts to select corporate holdings with care, though, a few of them detracted significantly from the Fund's performance. One of the worst detractors was Crown Cork & Seal, which was hurt by concerns about its potential asbestos liability.

We also raised the Fund's allocation in mortgage-backed securities from 25.00% in January to 34.00% on the final day of the period. Mortgage-backed securities do best when interest rates are relatively stable, and we believed that after considerable volatility during the period, there would be a stretch of relative tranquility for rates. September 11 certainly delayed that outcome by triggering a flurry of rate cuts near the end of the year, but we continued to believe that our thinking on the mortgage market would eventually be rewarded.

WHAT IS YOUR OUTLOOK?

If growth stocks continue to rally as they did in the fourth quarter, our stock selection model could experience some short-term difficulty since it is still tilted toward the value side of the market. However, if the advance becomes a long-term trend, the model will adjust and eventually begin to favor growth stocks again. At this point, I believe that the market has gotten ahead of what is justified by earnings prospects, and we could see more of a trading range for a while. The model, however, does not make bets on what the overall market or the economy will do--it stays focused on a variety of fundamental factors affecting stocks in the S&P 500 Index and relentlessly searches out the most attractive candidates according to those criteria.

Looking at the fixed-income outlook, corporate spreads narrowed after September 11, and we expect this trend to continue in 2002 as earnings begin to recover. For the time being, care is still the watchword in selecting corporate securities, as there could be more disappointments for certain companies and industries. Additionally, we must admit to feeling a little uncomfortable about sharing what appears to be the consensus outlook for an economic recovery. However, we believe that monetary stimulus of the magnitude we saw in 2001 makes a recovery highly probable.

        MML BLEND FUND
ASSET ALLOCATION (% OF INVESTMENTS)
         ON 12/31/01

[CHART]

Common Stocks                                   60%
Bonds                                           31%
Short-term Issues                                9%

       MML BLEND FUND
LARGEST STOCK HOLDINGS (12/31/01)

General Electric Co.
Microsoft Corp.
Pfizer, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Intel Corp.
International Business Machines Corp.
Exxon Mobil Corp.
Johnson & Johnson
American International Group, Inc.


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend
Fund and the corresponding indices

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                                FIVE YEAR                 TEN YEAR
                                                                                AVERAGE                   AVERAGE
                                                     ONE YEAR                   ANNUAL                    ANNUAL
                                                     1/1/01 -                   1/1/97 -                  1/1/92 -
                                                     12/31/01                   12/31/01                  12/31/01
MML Blend Fund                                        -5.75%                     5.03%                     8.23%
Lipper Balanced Fund Index                            -3.23%                     8.38%                     9.42%
S&P 500 Index                                        -11.88%                    10.70%                    12.93%
Lehman Bros. Aggregate Bond Index                      8.44%                     7.43%                     7.23%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[CHART]

                               LIPPER BALANCED                          LEHMAN BROS.
             MML BLEND FUND      FUND INDEX          S&P 500 INDEX   AGGREGATE BOND INDEX
1/1/1992         $10,000           $10,000              $10,000           $10,000
   12/92         $10,936           $10,725              $10,762           $10,740
   12/93         $11,996           $11,980              $11,846           $11,787
   12/94         $12,293           $11,682              $12,001           $11,443
   12/95         $15,155           $14,555              $16,511           $13,558
   12/96         $17,269           $16,447              $20,300           $14,050
   12/97         $20,878           $19,744              $27,070           $15,406
   12/98         $23,708           $22,779              $34,806           $16,745
   12/99         $23,415           $24,824              $42,129           $16,607
   12/00         $23,420           $25,417              $38,297           $18,539
   12/01         $22,073           $24,595              $33,749           $20,104

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY FUND?

The objectives and policies of the Fund are to:

- achieve a superior total rate of return over an extended period of time from both capital appreciation and current income

- preserve capital when business and economic conditions indicate investing for defensive purposes is appropriate

-    utilize a value-oriented portfolio strategy in making investment decisions

-    utilize Fundamental analysis to identify companies which

     -- have opportunities to reinvest future cash flows at superior returns, including retirement of their own shares

     --   are attractively valued relative to these reinvestment opportunities

     -- retain durable advantages in strategic positioning within their competitive industries

- invest in a diversified portfolio of equity securities of larger, well established companies (generally with market capitalization exceeding $2 billion)

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned - 14.72%, trailing the - 11.88% return of the S&P 500 Index and the - 5.59% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHY DID THE FUND UNDERPERFORM THE TWO INDEXES?

The events of September 11 significantly damaged the Fund's relative performance. Through the first eight months of the year, the Fund was actually ahead of the S&P 500 Index by a small margin. However, we lost approximately 460 basis points to the S&P 500 Index in September, as more than 20% of the Fund's approximately 50 holdings were materially affected by the terrorist attacks. For example, the destruction of the two World Trade Center towers disrupted the operations of most of our financial holdings, including Bank of New York, American Express, Goldman Sachs, Morgan Stanley, Citigroup, Marsh & McLennan, Salomon Smith Barney, Franklin Group, and Bank of America. In addition, travel-related holdings Boeing, Sabre Holdings, and Rockwell Collins also dropped sharply as a direct result of the attacks.

With stocks rebounding nicely in the fourth quarter, the Fund closed some of the performance gap with its benchmarks, gaining 12.78% compared to 10.69% for the S&P 500 Index and 7.37% for the Russell 1000 Value Index. However, this strong run still left us with lagging returns for the year overall. The Russell Index, with its stronger value orientation, tends to outperform the Fund in a down market. Conversely, we normally expect the Fund to outperform the S&P 500 Index in a down market. Clearly, though, circumstances near the end of the third quarter were not normal.

In retrospect, our basic strategy for the year, which was to position the Fund more aggressively in anticipation of a stronger economy driven by the Federal Reserve Board's aggressive lowering of short-term interest rates, worked well except for the fallout from September 11. We believe that stocks tend to exhibit a certain upside "burstiness"--that is, quick, sharp advances--in response to stimulative monetary policy that can leave the overly cautious portfolio manager in the dust.

WHAT ADJUSTMENTS DID YOU MAKE IN THE FOURTH QUARTER?

With the Fed continuing to slash rates immediately following the terrorist attacks, our view was that the events of September 11 delayed but did not fundamentally alter our expectation of improving economic conditions. Consequently, we were aggressive buyers of a number of stocks that had been sold down to attractive levels late in the third quarter and early in October. Some of these were high-quality technology stocks that normally have valuations exceeding the Fund's parameters, such as Sun Microsystems, Oracle, and EMC, all of which turned in solid performance in the fourth quarter. Other purchases, such as Northrop Grumman, Symantec, and Compuware, were stocks that we thought might benefit from the renewed emphasis on defense and security, including information security.

Looking at other purchases, we built a position in Gillette based on our positive assessment of recently appointed CEO Jim Kilts' plans to refocus the company on its core businesses and drive return on invested capital higher. We also added Oxford Health Plans because of the improving economics of health plan providers and the company's solid positioning in its markets. On the other hand, we sold regional Bell operating companies (RBOCs) Verizon and Bellsouth. Our research indicates that the RBOCs were finally beginning to see significant deterioration in their wire line businesses, as more consumers decided that their wireless service could replace, not merely supplement, their wire line service.

WHAT IS YOUR OUTLOOK?

Going forward, we are still optimistic about the expected positive effects of the Fed's easing. However, these benefits could be muted by two recent developments that we believe will have a contractionary effect on the U.S. economy: the Enron bankruptcy and Argentina's default on its debt. Because of the size and scope of Enron's operations, it will take some time to fully unravel exactly what led to the company's collapse. We believe that one result will almost certainly be to make it harder for companies of all kinds to qualify for loans. Argentina's default will probably reinforce that tendency. Conservative lending guidelines could work against the expansionary forces emanating from the Fed's actions. As a result, we ended the year less aggressive than we had been over the summer but still positioned to take advantage of any recovery that might occur.

Furthermore, after two years of relative outperformance, the value sector is more fairly valued than it was when the growth bubble burst early in 2000. We continue to feel, however, that there are plenty of opportunities for portfolio managers who emphasize value-based, research-driven stock selection, as we do.

         MML EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/01)

Citigroup, Inc.
Exxon Mobil Corp.
WorldCom, Inc.
Weyerhaeuser Co.
McDonald's Corp.
Dow Chemical Co.
Waste Management, Inc.
Liberty Media Corp. Cl. A
Schering-Plough Corp.
Ericsson (LM) Cl. B

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity
Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                                FIVE YEAR                 TEN YEAR
                                                                                AVERAGE                   AVERAGE
                                                     ONE YEAR                   ANNUAL                    ANNUAL
                                                     1/1/01 -                   1/1/97 -                  1/1/92 -
                                                     12/31/01                   12/31/01                  12/31/01
MML Equity Fund                                      -14.72%                     4.74%                     9.60%
S&P 500 Index                                        -11.88%                    10.70%                    12.93%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[CHART]

                 MML EQUITY FUND     S&P 500 INDEX
1/1/1992             $10,000           $10,000
   12/92             $11,048           $10,762
   12/93             $12,099           $11,846
   12/94             $12,596           $12,001
   12/95             $16,517           $16,511
   12/96             $19,862           $20,300
   12/97             $25,540           $27,070
   12/98             $29,676           $34,806
   12/99             $28,543           $42,129
   12/00             $29,358           $38,297
   12/01             $25,037           $33,749

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                                       MML              MML
                                                                      MONEY           MANAGED           MML              MML
                                                                     MARKET            BOND            BLEND           EQUITY
                                                                      FUND             FUND            FUND             FUND
                                                                   ------------    ------------   --------------    --------------
ASSETS:
        Investments, at value (cost $0, $271,021,295,
           $1,267,700,048, and $1,646,573,138, respectively)
           (NOTE 2)                                                $          -    $273,509,052   $1,373,997,911    $1,639,439,490
        Short-term investments, at amortized cost (NOTE 2)          204,495,661      27,320,746      136,062,427       124,273,203
                                                                   ------------    ------------   --------------    --------------
            Total Investments (including securities on loan
              with market values of $0, $12,783,637,
              $55,446,698, and $120,973,286, respectively)          204,495,661     300,829,798    1,510,060,338     1,763,712,693
                                                                   ------------    ------------   --------------    --------------
        Cash                                                             12,623           4,380          143,244        37,214,868
        Receivables from:
            Investments sold                                                  -      10,087,043       31,522,315                 -
            Fund shares sold                                            197,753         223,176          153,838           235,899
            Interest and dividends                                           12       3,405,329        7,192,399         1,851,139
            Foreign taxes withheld                                            -               -            3,407                 -
                                                                   ------------    ------------   --------------    --------------
                 Total assets                                       204,706,049     314,549,726    1,549,075,541     1,803,014,599
                                                                   ------------    ------------   --------------    --------------
LIABILITIES:
        Payables for:
            Investments purchased                                             -       8,183,283       38,352,867         9,866,523
            Dividends (Note 2)                                          314,519               -                -                 -
            Fund shares repurchased                                     590,524          39,988        1,056,394           519,412
            Variation margin on open futures
              contracts (NOTE 2)                                              -               -          136,350                 -
            Securities on loan (NOTE 2)                                       -      13,081,000       57,794,860       124,273,203
            Directors' fees and expenses (NOTE 3)                         5,797           6,943           30,977            35,344
            Affiliates (NOTE 3):
                 Investment management fees                              84,926         115,493          470,662           529,096
        Accrued expenses and other liabilities                           18,934          13,871          110,223           125,988
                                                                   ------------    ------------   --------------    --------------
                 Total liabilities                                    1,014,700      21,440,578       97,952,333       135,349,566
                                                                   ------------    ------------   --------------    --------------
        NET ASSETS                                                 $203,691,349    $293,109,148   $1,451,123,208    $1,667,665,033
                                                                   ============    ============   ==============    ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                            $203,902,948    $293,075,531   $1,544,517,478    $1,657,367,308
        Undistributed net investment income
           (distributions in excess of net investment income)            23,871          (4,587)         (17,991)          (20,651)
        Accumulated net realized gain (loss) on investments
           and futures contracts                                       (235,470)     (2,449,553)    (199,859,328)       17,452,024
        Net unrealized appreciation (depreciation) on
           investments and futures contracts                                  -       2,487,757      106,483,049        (7,133,648)
                                                                   ------------    ------------   --------------    --------------
                                                                   $203,691,349    $293,109,148   $1,451,123,208    $1,667,665,033
                                                                   ============    ============   ==============    ==============
        Shares outstanding:                                         203,944,149      23,892,124       98,300,250        78,356,834
                                                                   ============    ============   ==============    ==============
        Net asset value, offering price and redemption
           price per share:                                        $       1.00    $      12.27   $        14.76    $        21.28
                                                                   ============    ============   ==============    ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                        MML              MML
                                                                       MONEY           MANAGED           MML              MML
                                                                       MARKET            BOND            BLEND           EQUITY
                                                                        FUND             FUND            FUND             FUND
                                                                     ----------    -----------     -------------     -------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $0, $0,
           $60,352, and $27,107, respectively)                       $        -    $         -     $  13,926,295     $  28,471,629
        Interest (including securities lending income of $0,
           $15,856, $119,044, and $247,813, respectively)             8,259,799     16,616,281        38,024,550         1,605,588
                                                                     ----------    -----------     -------------     -------------
                 Total investment income                              8,259,799     16,616,281        51,950,845        30,077,217
                                                                     ----------    -----------     -------------     -------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                             942,530      1,206,706         6,039,718         6,970,178
        Custody fees                                                     18,108              -           176,903           168,952
        Audit and legal fees                                             16,962         17,912           147,693           173,846
        Shareholder reporting fees                                        3,988              -            31,016            39,282
        Directors' fees (NOTE 3)                                          7,723          9,033            62,156            72,361
                                                                     ----------    -----------     -------------     -------------
            Total expenses                                              989,311      1,233,651         6,457,486         7,424,619
                                                                     ----------    -----------     -------------     -------------
                 NET INVESTMENT INCOME                                7,270,488     15,382,630        45,493,359        22,652,598
                                                                     ----------    -----------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                    (215,094)     2,528,236      (170,396,934)      203,528,250
            Closed futures contracts                                          -              -        (3,310,894)                -
                                                                     ----------    -----------     -------------     -------------
                 Net realized gain (loss)                              (215,094)     2,528,236      (173,707,828)      203,528,250
                                                                     ----------    -----------     -------------     -------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                       -        778,198        22,332,984      (540,081,700)
            Open futures contracts                                            -              -          (370,029)                -
                                                                     ----------    -----------     -------------     -------------
                 Net unrealized gain (loss)                                   -        778,198        21,962,955      (540,081,700)
                                                                     ----------    -----------     -------------     -------------
                 NET REALIZED AND UNREALIZED GAIN (LOSS)               (215,094)     3,306,434      (151,744,873)     (336,553,450)
                                                                     ----------    -----------     -------------     -------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING
           FROM OPERATIONS                                           $7,055,394    $18,689,064     $(106,251,514)    $(313,900,852)
                                                                     ==========    ===========     =============     =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED DECEMBER 31, 2001
                                                         -------------------------------------------------------------------------
                                                              MML                MML
                                                             MONEY            MANAGED                 MML                MML
                                                            MARKET              BOND                BLEND              EQUITY
                                                             FUND               FUND                 FUND               FUND
                                                         ------------       ------------        --------------      --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                              $  7,270,488       $ 15,382,630        $   45,493,359      $   22,652,598
      Net realized gain (loss) on
        investment transactions
        and futures contracts                                (215,094)         2,528,236          (173,707,828)        203,528,250
      Net change in unrealized
        appreciation (depreciation)
        on investments and futures
        contracts                                                   -            778,198            21,962,955        (540,081,700)
                                                         ------------       ------------        --------------      --------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                                      7,055,394         18,689,064          (106,251,514)       (313,900,852)
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income                           (7,270,488)       (17,765,780)          (54,002,230)        (39,979,033)
      From net realized gains                                       -                  -          (266,617,010)       (472,891,914)
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                                   21,897,948         59,754,546            41,898,470         313,695,925
                                                         ------------       ------------        --------------      --------------
        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                                    21,682,854         60,677,830          (384,972,284)       (513,075,874)
NET ASSETS:
      Beginning of year                                   182,008,495        232,431,318         1,836,095,492       2,180,740,907
                                                         ------------       ------------        --------------      --------------
      End of year                                        $203,691,349       $293,109,148        $1,451,123,208      $1,667,665,033
                                                         ============       ============        ==============      ==============
      Undistributed net investment
        income (distributions in excess
        of net investment
        income) included in net
        assets at end of the year                        $     23,871       $     (4,587)       $      (17,991)     $      (20,651)
                                                         ============       ============        ==============      ==============

                                                                                YEAR ENDED DECEMBER 31, 2000
                                                         -------------------------------------------------------------------------
                                                              MML              MML
                                                            MONEY             MANAGED                 MML                MML
                                                            MARKET             BOND                  BLEND              EQUITY
                                                             FUND              FUND                  FUND                FUND
                                                         ------------       ------------        --------------      --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                              $ 10,938,559       $ 14,489,944        $   71,256,671      $   34,431,587
      Net realized gain (loss) on
        investment transactions
        and futures contracts                                       -         (1,972,080)          509,414,996         462,024,490
      Net change in unrealized
        appreciation (depreciation)
        on investments and futures
        contracts                                                   -         10,895,757          (587,509,820)       (461,495,359)
                                                         ------------       ------------        --------------      --------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                                     10,938,559         23,413,621            (6,838,153)         34,960,718
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income                          (10,938,559)       (12,610,230)          (63,377,558)        (17,338,918)
      From net realized gains                                       -                  -          (267,204,540)       (175,054,095)
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                                  (18,561,416)       (18,281,635)         (462,805,093)       (409,982,131)
                                                         ------------       ------------        --------------      --------------
        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                                   (18,561,416)        (7,478,244)         (800,225,344)       (567,414,426)
NET ASSETS:
      Beginning of year                                   200,569,911        239,909,562         2,636,320,836       2,748,155,333
                                                         ------------       ------------        --------------      --------------
      End of year                                        $182,008,495       $232,431,318        $1,836,095,492      $2,180,740,907
                                                         ============       ============        ==============      ==============
      Undistributed net investment
        income (distributions in excess
        of net investment
        income) included in net
        assets at end of the year                        $     23,842       $  1,924,723        $    7,989,403      $   17,151,399
                                                         ============       ============        ==============      ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                    12/31/01         12/31/00         12/31/99          12/31/98         12/31/97
                                                   ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR                  $   1.00         $   1.00         $   1.00          $   1.00         $   1.00
                                                    --------         --------         --------          --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.04             0.06             0.05              0.05             0.05
  Net realized and unrealized loss on investments      (0.00)*             --               --                --               --
                                                    --------         --------         --------          --------         --------
       Total income from investment operations          0.04             0.06             0.05              0.05             0.05
                                                    --------         --------         --------          --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           (0.04)           (0.06)           (0.05)            (0.05)           (0.05)
                                                    --------         --------         --------          --------         --------
NET ASSET VALUE, END OF YEAR                        $   1.00         $   1.00         $   1.00          $   1.00         $   1.00
                                                    ========         ========         ========          ========         ========
TOTAL RETURN@                                          3.66%            6.03%            4.78%             5.16%            5.18%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                   $203,691         $182,008         $200,570          $178,434         $141,165
  Net expenses to average daily net assets             0.50%            0.51%            0.50%             0.49%            0.52%
  Net investment income to average daily net assets    3.67%            5.86%            4.68%             5.05%            5.07%

*    NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IS LESS THAN $0.01 PER
     SHARE.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                    12/31/01+        12/31/00         12/31/99          12/31/98         12/31/97
                                                   ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR                  $  12.19         $  11.61         $  12.60          $  12.41         $  12.05
                                                    --------         --------         --------          --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.74             0.77*            0.75              0.76             0.80
  Net realized and unrealized gain (loss) on
     investments                                        0.20             0.50            (0.98)             0.24             0.36
                                                    --------         --------         --------          --------         --------
       Total income (loss) from investment
         operations                                     0.94             1.27            (0.23)             1.00             1.16
                                                    --------         --------         --------          --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           (0.86)           (0.69)           (0.76)            (0.75)           (0.80)
  From net realized gains                                 --               --               --             (0.06)              --
                                                    --------         --------         --------          --------         --------
       Total distributions                             (0.86)           (0.69)           (0.76)            (0.81)           (0.80)
                                                    --------         --------         --------          --------         --------
NET ASSET VALUE, END OF YEAR                        $  12.27         $  12.19         $  11.61          $  12.60         $  12.41
                                                    ========         ========         ========          ========         ========
TOTAL RETURN@                                          7.89%           11.19%          (1.83)%             8.14%            9.91%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                   $293,109         $232,431         $239,910          $254,109         $205,316
  Net expenses to average daily net assets             0.48%            0.49%            0.50%             0.48%            0.47%
  Net investment income to average daily net assets    5.98%            6.54%            6.19%             6.07%            6.06%
  Portfolio turnover rate                                53%              20%              41%               41%              42%

*    PER SHARES AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
+ THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS / SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                   12/31/01+        12/31/00         12/31/99          12/31/98         12/31/97
                                                  ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR                $    19.51       $    23.51       $    25.08        $    24.08       $    21.97
                                                  ----------       ----------       ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.47             0.76*            0.84              0.42             0.84
  Net realized and unrealized gain (loss) on
     investments                                       (1.69)           (0.73)           (1.13)             2.36             3.69
                                                  ----------       ----------       ----------        ----------       ----------
       Total income (loss) from investment
         operations                                    (1.22)            0.03            (0.29)             2.78             4.53
                                                  ----------       ----------       ----------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           (0.56)           (0.70)           (0.84)            (0.42)           (0.84)
  From net realized gains                              (2.97)           (3.33)           (0.44)            (1.36)           (1.58)
                                                  ----------       ----------       ----------        ----------       ----------
       Total distributions                             (3.53)           (4.03)           (1.28)            (1.78)           (2.42)
                                                  ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF YEAR                      $    14.76       $    19.51       $    23.51        $    25.08       $    24.08
                                                  ==========       ==========       ==========        ==========       ==========
TOTAL RETURN@                                        (5.75)%            0.02%          (1.24)%            13.56%           20.89%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                 $1,451,123       $1,836,095       $2,636,321        $2,814,689       $2,471,827
  Net expenses to average daily net assets             0.40%            0.39%            0.38%             0.37%            0.38%
  Net investment income to average daily net assets    2.85%            3.30%            3.34%             3.43%            3.56%
  Portfolio turnover rate                                87%             103%              21%               29%              21%

*    PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
+ THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS PRESENTATION.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                   12/31/01         12/31/00         12/31/99          12/31/98         12/31/97
                                                  ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR                $    34.30       $    36.56       $    39.20        $    35.44       $    29.79
                                                  ----------       ----------       ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.35             0.53*            0.71              0.72             0.71
  Net realized and unrealized gain (loss) on
     investments                                       (5.23)            0.53            (2.21)             5.02             7.80
                                                  ----------       ----------       ----------        ----------       ----------
       Total income (loss) from investment
          operations                                   (4.88)            1.06            (1.50)             5.74             8.51
                                                  ----------       ----------       ----------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           (0.62)           (0.30)           (0.71)            (0.72)           (0.71)
  From net realized gains                              (7.52)           (3.02)           (0.43)            (1.26)           (2.15)
                                                  ----------       ----------       ----------        ----------       ----------
       Total distributions                             (8.14)           (3.32)           (1.14)            (1.98)           (2.86)
                                                  ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF YEAR                      $    21.28       $    34.30       $    36.56        $    39.20       $    35.44
                                                  ==========       ==========       ==========        ==========       ==========
TOTAL RETURN@                                       (14.72)%            2.86%          (3.82)%            16.20%           28.59%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                 $1,667,665       $2,180,741       $2,748,155        $2,938,107       $2,363,441
  Net expenses to average daily net assets             0.40%            0.40%            0.37%             0.37%            0.35%
  Net investment income to average daily net assets    1.22%            1.47%            1.78%             1.95%            2.03%
  Portfolio turnover rate                               101%              69%              16%               14%              15%

*    PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.


    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                    PRINCIPAL                  MARKET
                                                     AMOUNT                    VALUE
                                                     ------                    -----
SHORT-TERM INVESTMENTS -- 100.4%

COMMERCIAL PAPER -- 55.4%
BellSouth Corp.
  2.000% 01/16/2002                                 $5,350,000              $  5,345,542
Caterpillar Financial
  Services Corp. 2.240%
  01/22/2002                                         5,285,000                 5,278,094
CVS Corp.
  2.370% 03/28/2002                                  3,500,000                 3,480,185
Dow Jones & Co., Inc.
  2.100% 05/29/2002                                  5,450,000                 5,402,948
Duke Energy Corp.
  1.740% 01/23/2002                                  5,200,000                 5,194,471
General Dynamics Corp.
  1.890% 02/19/2002                                  1,350,000                 1,346,527
General Dynamics Corp.
  1.900% 02/15/2002                                  1,700,000                 1,695,962
General Dynamics Corp.
  2.000% 02/15/2002                                  2,375,000                 2,369,062
General Electric Capital Corp.
  1.730% 01/07/2002                                    475,000                   474,863
General Electric Capital Corp.
  1.750% 01/02/2002                                    235,000                   234,989
General Electric Capital Corp.
  1.950% 02/12/2002                                  3,890,000                 3,881,150
Household Finance Corp.
  1.950% 03/08/2002                                  5,350,000                 5,330,874
Kimberly-Clark Corp.
  1.780% 02/05/2002                                  5,200,000                 5,191,001
Kraft Foods, Inc.
  1.720% 01/14/2002                                  5,250,000                 5,246,739
Nestle Capital Corp.
  1.970% 03/27/2002                                  5,400,000                 5,374,883
Northern Illinois Gas Co.
  3.570% 03/19/2002                                  4,425,000                 4,391,211
NSTAR
  1.980% 01/08/2002                                  5,395,000                 5,392,923
Pfizer, Inc.
  2.120% 01/25/2002                                  4,220,000                 4,214,036
South Carolina Energy & Gas
  2.060% 01/11/2002                                  4,385,000                 4,382,491
Sysco Corp.
  2.030% 02/04/2002                                  4,360,000                 4,351,641
Tampa Electric Co.
  1.800% 02/14/2002                                  5,250,000                 5,238,450
The Gillette Co.
  1.800% 03/12/2002                                  3,750,000                 3,736,875
The Procter & Gamble Co.
  1.790% 02/26/2002                                  4,500,000                 4,487,470
Toyota Motor Credit Corp.
  1.730% 01/15/2002                                  5,200,000                 5,196,502
Tyco International Group
  2.130% 01/07/2002                                 $2,445,000              $  2,444,132
Tyco International Group
  2.470% 01/18/2002                                  2,450,000                 2,447,143
Wisconsin Electric Power Co.
  1.750% 02/01/2002                                  5,200,000                 5,192,164
Wisconsin Gas Co.
  2.050% 01/28/2002                                  5,450,000                 5,441,621
                                                                            ------------
                                                                             112,763,949
                                                                            ------------
DISCOUNT NOTES -- 42.6%
Federal Farm Credit Bank
  3.500% 01/11/2002                                    575,000                   574,441
Federal Home Loan Bank
  1.670% 01/09/2002                                  4,875,000                 4,873,191
Federal Home Loan Bank
  1.990% 01/30/2002                                  6,650,000                 6,639,340
Federal Home Loan Bank
  2.330% 04/01/2002                                  4,290,000                 4,265,011
Federal Home Loan
  Mortgage Corp. 1.710%
  03/22/2002                                         3,885,000                 3,870,237
Federal Home Loan
  Mortgage Corp. 1.740%
  01/02/2002                                         4,855,000                 4,854,765
Federal Home Loan
  Mortgage Corp. 1.800%
  05/23/2002                                         4,700,000                 4,666,630
Federal Home Loan
  Mortgage Corp. 1.820%
  05/17/2002                                         3,675,000                 3,649,732
Federal Home Loan
  Mortgage Corp. 1.820%
  07/26/2002                                         4,460,000                 4,413,552
Federal Home Loan
  Mortgage Corp. 2.030%
  04/25/2002                                         5,570,000                 5,534,194
Federal Home Loan
  Mortgage Corp. 2.090%
  01/29/2002                                         1,600,000                 1,597,399
Federal Home Loan
  Mortgage Corp. 2.180%
  01/24/2002                                         2,465,000                 2,461,567
Federal Home Loan
  Mortgage Corp. 2.210%
  03/15/2002                                         1,915,000                 1,906,418
Federal Home Loan
  Mortgage Corp. 2.230%
  03/22/2002                                         1,530,000                 1,522,418
Federal Home Loan
  Mortgage Corp. 2.270%
  08/21/2002                                         1,630,000                 1,606,155
Federal Home Loan
  Mortgage Corp. 2.300%
  01/03/2002                                        $4,180,000              $  4,179,466
Federal Home Loan
  Mortgage Corp. 3.350%
  05/17/2002                                         1,060,000                 1,046,585
Federal National
  Mortgage Association
  1.740% 02/21/2002                                  4,920,000                 4,907,872
Federal National
  Mortgage Association
  1.820% 06/13/2002                                    840,000                   833,078
Federal National
  Mortgage Association
  2.000% 06/03/2002                                  2,830,000                 2,805,945
Federal National
  Mortgage Association
  2.200% 01/17/2002                                  3,150,000                 3,146,920
Federal National
  Mortgage Association
  3.300% 02/25/2002                                  3,065,000                 3,049,547
Federal National
  Mortgage Association
  3.320% 01/10/2002                                  5,797,000                 5,792,188
Federal National
  Mortgage Association
  3.320% 02/28/2002                                  5,960,000                 5,928,120
Federal National
  Mortgage Association
  3.370% 01/31/2002                                  2,590,000                 2,582,726
                                                                            ------------
                                                                              86,707,497
                                                                            ------------
U.S. TREASURY BILLS -- 2.4%
U.S. Treasury Bill
  1.760% 06/20/2002                                  2,500,000                 2,479,222
U.S. Treasury Bill
  1.800% 06/06/2002                                  2,565,000                 2,544,993
                                                                            ------------
                                                                               5,024,215
                                                                            ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                                         204,495,661
                                                                            ------------
TOTAL INVESTMENTS -- 100.4%
OTHER ASSETS/
(LIABILITIES) -- (0.4%)                                                         (804,312)
                                                                            ------------
NET ASSETS -- 100.0%                                                        $203,691,349
                                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS
 * Aggregate cost for Federal tax purposes. (NOTE 7).


    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                    PRINCIPAL                  MARKET
                                                     AMOUNT                    VALUE
                                                     ------                    -----
BONDS & NOTES -- 93.3%

ASSET BACKED SECURITIES -- 1.9%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                                 $1,584,525              $  1,540,127
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                    925,000                   941,844
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                                    559,513                   579,772
Railcar Trust
  Series 1992-1, Class A
  7.750% 06/01/2004                                    679,020                   712,387
Textron Financial Corp.
  Series 1998-A, Class A2+
  5.890% 01/15/2005                                    452,490                   455,944
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                  1,400,000                 1,301,286
                                                                            ------------
TOTAL ASSET BACKED
SECURITIES
(COST $5,623,169)                                                              5,531,360
                                                                            ------------
CORPORATE DEBT -- 49.1%
AirTouch
  Communications, Inc.
  6.650% 05/01/2008                                  1,500,000                 1,535,415
Alcan Aluminum Limited
  6.250% 11/01/2008                                    800,000                   824,544
American Airlines
  Pass-Through Trusts
  Series 1994-A, Class A4
  9.780% 11/26/2011                                  1,508,056                 1,457,838
American General
  Finance Corp.
  5.875% 07/14/2006                                  1,000,000                 1,014,696
ARAMARK Services, Inc.
  8.150% 05/01/2005                                    750,000                   740,205
Arrow Electronics, Inc.
  8.700% 10/01/2005                                    900,000                   922,672
AT&T Corp.+
  8.000% 11/15/2031                                  1,200,000                 1,255,332
AT&T Wireless
  Services, Inc.
  7.350% 03/01/2006                                  1,250,000                 1,318,975
AT&T-Liberty Media Group
  8.250% 02/01/2030                                  1,000,000                   945,891
Atlantic Richfield
  Series MTNB
  7.770% 02/13/2002                                 $3,000,000              $  3,016,161
Avnet, Inc.
  8.000% 11/15/2006                                  1,105,000                 1,097,873
Avnet, Inc.
  8.200% 10/17/2003                                    800,000                   820,368
Barrick Gold Corp.
  7.500% 05/01/2007                                  2,000,000                 2,089,280
BHP Finance (USA) Limited
  6.420% 03/01/2026                                  2,000,000                 2,058,320
Boeing Capital Corp.
  7.100% 09/27/2005                                    650,000                   682,721
Boston Scientific Corp.
  6.625% 03/15/2005                                  1,000,000                   999,640
Brascan Corp.
  8.125% 12/15/2008                                  1,200,000                 1,197,276
Capitol Records, Inc.+
  8.375% 08/15/2009                                  2,000,000                 2,128,430
Cendant Corp.+
  6.875% 08/15/2006                                    700,000                   678,909
Champion International Corp.
  6.400% 02/15/2026                                  1,500,000                 1,530,195
Cinergy Corp.
  6.250% 09/01/2004                                  1,000,000                 1,013,800
Clear Channel
  Communications, Inc.
  6.875% 06/15/2018                                    500,000                   462,955
Clear Channel
  Communications, Inc.
  7.875% 06/15/2005                                  1,000,000                 1,047,030
CNF, Inc.
  8.875% 05/01/2010                                    600,000                   606,571
Coltec Industries, Inc.
  7.500% 04/15/2008                                    900,000                   884,844
The Columbia Gas
  System, Inc.
  6.610% 11/28/2002                                  2,000,000                 2,060,400
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                  1,250,000                 1,386,750
Computer Sciences Corp.
  6.750% 06/15/2006                                  1,250,000                 1,299,225
ConAgra Foods, Inc.
  7.000% 10/01/2028                                  1,250,000                 1,256,900
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                    650,000                   631,865
Continental Airlines, Inc.
  Series 1996-2B
  8.560% 07/02/2014                                    820,878                   756,447
Continental Airlines, Inc.
  Series 1996-B
  7.820% 10/15/2013                                 $1,221,350              $  1,115,984
Cox Communications, Inc.
  7.750% 11/01/2010                                  1,395,000                 1,500,476
Crown Cork & Seal Co., Inc.
  7.125% 09/01/2002                                  1,300,000                   884,000
CSX Corp.
  7.250% 05/01/2027                                  2,000,000                 2,087,380
Dominion Resources, Inc.
  7.820% 09/15/2004                                  1,000,000                 1,070,070
Donnelley (R.R.) & Sons Co.
  6.625% 04/15/2029                                  1,000,000                   901,500
Dover Corp.
  6.250% 06/01/2008                                    750,000                   751,080
DPL, Inc.
  8.250% 03/01/2007                                  1,000,000                 1,066,880
Duke Capital Corp.
  7.500% 10/01/2009                                    800,000                   844,416
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                    800,000                   837,208
Dynegy Holdings, Inc.
  6.875% 04/01/2011                                  1,000,000                   841,160
Ecolab, Inc.
  6.875% 02/01/2011                                  1,100,000                 1,078,462
Emerald Investment
  Grade CBO Limited+
  7.210% 05/24/2011                                  1,000,000                   995,000
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                  1,175,000                 1,190,992
ERAC USA Finance Co.+
  6.750% 05/15/2007                                  2,000,000                 2,009,480
Exxon Mobil Corp.
  8.625% 08/15/2021                                  1,000,000                 1,262,920
FBG Finance Limited+
  7.875% 06/01/2016                                  1,250,000                 1,383,225
First Industrial LP
  7.000% 12/01/2006                                  1,000,000                 1,031,500
FirstEnergy Corp.
  5.500% 11/15/2006                                    500,000                   492,915
Ford Motor Corp.
  7.450% 07/16/2031                                  1,746,000                 1,602,007
Ford Motor Credit Co.
  5.750% 02/23/2004                                  2,725,000                 2,726,989
Ford Motor Credit Co.
  7.375% 10/28/2009                                  1,000,000                   987,280
General American
  Transportation Corp.
  6.750% 03/01/2006                                  2,000,000                 1,684,060

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL                  MARKET
                                                     AMOUNT                    VALUE
                                                     ------                    -----
General Mills, Inc.
8.900% 06/15/2006                                   $1,000,000              $  1,124,900
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                  2,000,000                 1,979,100
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                  1,300,000                 1,307,743
Hershey Foods Corp.
  7.200% 08/15/2027                                  1,500,000                 1,605,510
Houghton Mifflin Co.
  7.000% 03/01/2006                                    550,000                   557,353
Household Finance Corp.
  6.375% 10/15/2011                                  2,910,000                 2,818,160
Household Finance Corp.
  6.400% 06/17/2008                                  1,000,000                   998,500
Humana, Inc.
  7.250% 08/01/2006                                    995,000                 1,001,328
ICI Wilmington, Inc.
  7.050% 09/15/2007                                    750,000                   761,872
Imcera Group, Inc.
  6.000% 10/15/2003                                  2,000,000                 2,053,900
Interpool, Inc.
  7.350% 08/01/2007                                    500,000                   454,729
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                  1,200,000                 1,273,560
Jet Equipment Trust
  Series 1995-A,+
  8.235% 11/01/2012                                  1,650,207                 1,369,672
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                  1,105,000                 1,160,345
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                  1,100,000                 1,165,584
Koninklijke KPN NV
  8.000% 10/01/2010                                    950,000                   962,778
Kraft Foods, Inc.
  6.500% 11/01/2031                                    300,000                   293,172
The Kroger Co.
  7.000% 05/01/2018                                    500,000                   496,335
Lasmo (USA), Inc.
  6.750% 12/15/2007                                  2,000,000                 2,143,262
Leucadia National Corp.
  7.750% 08/15/2013                                  2,000,000                 2,039,520
Marriott International,
  Inc. Series E+
  7.000% 01/15/2008                                  1,250,000                 1,257,495
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                    750,000                   795,727
Masco Corp.
  6.750% 03/15/2006                                  1,230,000                 1,265,000
Meritor Automotive, Inc.
  6.800% 02/15/2009                                 $1,000,000              $    916,930
MGM Mirage, Inc.
  6.950% 02/01/2005                                    750,000                   738,135
Millipore Corp.
  7.500% 04/01/2007                                  1,000,000                   975,150
Morgan Stanley
  Dean Witter & Co.
  5.625% 01/20/2004                                  1,300,000                 1,348,711
Motorola, Inc.
  6.750% 02/01/2006                                    500,000                   501,735
Newmont Mining Corp.
  8.625% 04/01/2002                                  2,000,000                 2,023,160
News America
  Holdings, Inc.
  9.250% 02/01/2013                                  2,000,000                 2,298,120
Norfolk Southern Corp.
  7.050% 05/01/2037                                  1,000,000                 1,043,520
Nortel Networks Limited
  6.125% 02/15/2006                                    380,000                   316,274
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                  1,000,000                 1,045,060
Pepsi Bottling
  Holdings, Inc.+
  5.625% 02/17/2009                                    700,000                   695,267
Progress Energy, Inc.
  6.550% 03/01/2004                                    745,000                   776,879
Qwest Capital
  Funding, Inc.+
  7.750% 02/15/2031                                  1,200,000                 1,157,256
Raytheon Co.
  6.750% 08/15/2007                                    500,000                   514,160
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                  1,235,000                 1,311,932
Republic Services, Inc.
  7.125% 05/15/2009                                  1,000,000                 1,028,127
Ryder System, Inc.
  6.600% 11/15/2005                                    750,000                   733,897
Scholastic Corp.
  7.000% 12/15/2003                                  1,500,000                 1,568,130
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                  2,000,000                 2,058,836
Sears, Roebuck
  Acceptance Corp.
  6.750% 09/15/2005                                  1,500,000                 1,543,485
Simon Property Group LP
  7.375% 01/20/2006                                  1,000,000                 1,032,885
Sonoco Products Co.
  6.500% 11/15/2013                                  1,500,000                 1,427,916
Sony Capital Corp.+
  4.950% 11/01/2006                                  1,500,000                 1,455,510
Southern Natural Gas Co.
  7.350% 02/15/2031                                 $  800,000              $    752,192
Sprint Capital Corp.
  6.125% 11/15/2008                                    750,000                   729,510
Sprint Capital Corp.
  6.900% 05/01/2019                                    750,000                   701,490
Sprint Capital Corp.
  7.125% 01/30/2006                                    865,000                   901,763
Sunoco, Inc.
  6.750% 04/01/2011                                    600,000                   594,204
SuperValu, Inc.
  7.875% 08/01/2009                                  1,500,000                 1,397,640
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                    600,000                   662,388
Thomas & Betts Corp.
  8.250% 01/15/2004                                  1,500,000                 1,380,000
The Thomson Corp.
  6.200% 01/05/2012                                    650,000                   622,271
Time Warner
  Companies, Inc.
  7.570% 02/01/2024                                  1,500,000                 1,551,495
Times Mirror Co.
  7.450% 10/15/2009                                  1,300,000                 1,362,671
TRW, Inc.
  8.750% 05/15/2006                                  2,000,000                 2,145,886
Tyco International
  Group SA
  6.375% 02/15/2006                                  1,100,000                 1,123,470
Tyco International
  Group SA
  6.375% 10/15/2011                                  1,200,000                 1,173,840
Union Tank Car Co.
  6.790% 05/01/2010                                  2,000,000                 1,947,339
United Air Lines, Inc.
  10.110% 02/19/2006                                   306,490                   281,162
US Airways, Inc., Class B
  7.500% 04/15/2008                                    877,833                   756,323
Vulcan Materials Co.
  6.000% 04/01/2009                                    800,000                   771,996
Weyerhaeuser Co.+
  5.950% 11/01/2008                                  1,000,000                   959,730
The Williams
  Companies, Inc.
  7.875% 09/01/2021                                    500,000                   505,435
WorldCom, Inc.
  8.250% 05/15/2031                                  1,000,000                 1,054,430
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                  1,100,000                 1,132,629
                                                                            ------------
TOTAL CORPORATE DEBT
(COST $143,519,913)                                                          143,970,996
                                                                            ------------

The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL                  MARKET
                                                     AMOUNT                    VALUE
                                                     ------                    -----
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.2%
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1 7.100%
  08/13/2029                                       $ 2,108,934              $  2,243,227
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                    811,470                   834,323
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                  1,155,045                 1,190,996
Residential Accredit Loans,
  Inc. Series 2000-QS8,
  Class A4
  8.000% 07/25/2030                                  1,500,000                 1,596,231
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500% 04/25/2013                                    419,540                   424,784
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                  1,250,000                 1,324,483
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+
  6.920% 02/03/2014                                  1,000,000                 1,026,365
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                    782,840                   803,390
                                                                            ------------
TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $9,280,307)                                                              9,443,799
                                                                            ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 29.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (FHLMC) -- 9.1%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
FHLMC Series 1322,
  Class G
  7.500% 02/15/2007                                    242,424                   245,073
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                  1,879,471                 1,934,089
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                    328,678                   342,916
                                                                            ------------
                                                                               2,522,078
                                                                            ------------
PASS-THROUGH SECURITIES -- 8.2%
FHLMC
  6.000% 09/01/2016                                $ 2,889,164              $  2,900,894
FHLMC
  6.500% 09/01/2016-
         08/01/2031                                  6,793,373                 6,912,508
FHLMC
  7.500% 10/01/2030-
         03/01/2031                                  2,895,007                 2,989,095
FHLMC
  8.000% 03/01/2027-
         01/01/2031                                  8,617,714                 9,033,507
FHLMC
  8.500% 03/01/2031                                  1,892,506                 2,011,961
FHLMC
  9.000% 03/01/2017                                     43,634                    47,070
                                                                            ------------
                                                                              23,895,035
                                                                            ------------
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION (FHLMC)                                                  26,417,113
                                                                            ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 11.9%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
FNMA Series 1993-186,
  Class G
  6.250% 03/25/2008                                  1,362,380                 1,387,489
FNMA Series 1993-221,
  Class D
  6.000% 12/25/2008                                  1,000,000                 1,026,870
                                                                            ------------
                                                                               2,414,359
                                                                            ------------
PASS-THROUGH SECURITIES -- 11.1%
FNMA
  6.000% 06/01/2016-
         11/01/2028                                  2,758,301                 2,734,128
FNMA
  6.500% 07/01/2016-
         12/01/2031                                 18,047,783                18,104,778
FNMA
  7.000% 03/01/2031-
         04/01/2031                                  6,354,202                 6,473,343
FNMA
  7.500% 08/01/2029-
         06/01/2031                                  4,651,417                 4,799,875
FNMA
  8.000% 12/01/2029-
         05/01/2030                                    417,077                   437,147
FNMA
  9.000% 05/01/2009                                    102,129                   109,125
                                                                            ------------
                                                                              32,658,396
                                                                            ------------
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION (FNMA)                                                   35,072,755
                                                                            ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 8.8%
PASS-THROUGH SECURITIES
GNMA
  6.500% 05/15/2023-
         11/15/2031                                $13,787,257              $ 13,866,378
GNMA
  7.000% 09/15/2023-
         09/15/2029                                  5,245,206                 5,362,941
GNMA
  7.250% 11/20/2021-
         01/20/2022                                  1,962,561                 2,018,161
GNMA
  7.500% 03/15/2017-
         06/15/2024                                  2,205,499                 2,303,274
GNMA
  7.625% 11/20/2025-
         11/20/2027                                    264,674                   272,415
GNMA
  8.000% 12/15/2003-
         04/15/2008                                  1,896,059                 2,009,169
                                                                            ------------
                                                                              25,832,338
                                                                            ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $86,496,399)                                                            87,322,206
                                                                            ------------
U.S. TREASURY OBLIGATIONS -- 9.3%
U.S. TREASURY BONDS -- 2.4%
U.S. Treasury Bond
  6.125% 08/15/2029                                    570,000                   603,311
U.S. Treasury Bond
  7.500% 11/15/2016                                  5,400,000                 6,385,500
                                                                            ------------
                                                                               6,988,811
                                                                            ------------
U.S. TREASURY NOTES -- 2.8%
U.S. Treasury Note
  5.500% 05/15/2009                                  8,000,000                 8,284,960
                                                                            ------------
U.S. TREASURY STRIPS -- 4.1%
U.S. Treasury Strip-
  Principal Only
  0.000% 05/15/2016                                 28,000,000                11,966,920
                                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $26,101,507)                                                            27,240,691
                                                                            ------------
TOTAL BONDS & NOTES
(COST $271,021,295)                                                          273,509,052
                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL                  MARKET
                                                     AMOUNT                    VALUE
                                                     ------                    -----
SHORT-TERM INVESTMENTS -- 9.3%

CASH EQUIVALENTS -- 4.5%*
Bank of Montreal
  Eurodollar
  Time Deposit
  1.500% 01/02/2002                                $   858,681              $    858,681
Bayerische Hypo-und
  Vereinsbank Eurodollar
  Time Deposit
  1.810% 03/18/2002                                    306,672                   306,672
BNP Paribas Eurodollar
  Time Deposit
  1.960% 01/02/2002                                  1,226,687                 1,226,687
Credit Agricole Bank
  Eurodollar Time Deposit
  1.700% 01/07/2002                                  1,140,819                 1,140,819
Den Danske Bank
  Eurodollar Time Deposit
  1.560% 01/02/2002                                    674,678                   674,678
Fleet National Bank Note
  1.950% 04/30/2002                                    539,033                   539,033
GMAC Bank Note
  1.790% 03/08/2002                                    306,672                   306,672
Goldman Sachs Bank Note
  1.680% 02/05/2002                                    613,344                   613,344
Merrill Lynch Bank Note
  1.620% 04/05/2002                                    552,009                   552,009
Merrill Lynch Bank Note
  1.640% 11/26/2002                                    245,337                   245,337
Merrimac Money
  Market Fund                                        5,635,718                 5,635,718
Morgan Stanley
  Dean Witter & Co.
  1.610% 05/09/2002                                    184,003                   184,003
Toronto Dominion
  Eurodollar Time Deposit
  2.040% 01/22/2002                                    613,344                   613,344
US Bank
  1.590% 11/06/2002                                    184,003                   184,003
                                                                            ------------
                                                                              13,081,000
                                                                            ------------
COMMERCIAL PAPER -- 4.8%
ITT Industries, Inc.
  2.100% 01/25/2002                                $ 1,535,000              $  1,532,851
Public Service Co.
  of Colorado
  2.850% 01/02/2002                                  4,830,000                 4,829,618
Qwest Capital Funding, Inc.
  3.200% 01/03/2002                                  4,830,000                 4,829,141
Reed Elsevier, Inc.
  2.200% 01/11/2002                                  3,050,000                 3,048,136
                                                                            ------------
                                                                              14,239,746
                                                                            ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                           27,320,746
                                                                            ------------
TOTAL INVESTMENTS -- 102.6%
(COST $298,342,041)**                                                        300,829,798

OTHER ASSETS/
(LIABILITIES) -- (2.6%)                                                       (7,720,650)
                                                                            ------------
NET ASSETS -- 100.0%                                                        $293,109,148
                                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Represents investment of security lending collateral. (Note 2).
**   Aggregate cost for Federal tax purposes. (Note 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                               NUMBER OF                 MARKET
                                                                SHARES                   VALUE
                                                                ------                   -----
EQUITIES -- 62.4%

ADVERTISING -- 0.0%
TMP Worldwide, Inc.*                                              5,300               $   227,370
                                                                                      -----------
AEROSPACE & DEFENSE -- 1.0%
Boeing Co.                                                       77,600                 3,009,328
General Dynamics Corp.                                           23,100                 1,839,684
Goodrich (B.F.) Co.                                               7,800                   207,636
Honeywell International, Inc.                                    75,087                 2,539,442
Lockheed Martin Corp.                                            65,000                 3,033,550
Northrop Grumman Corp.                                            7,700                   776,237
Rockwell Collins, Inc.                                           16,500                   321,750
TRW, Inc.                                                        12,600                   466,704
United Technologies Corp.                                        41,300                 2,669,219
                                                                                      -----------
                                                                                       14,863,550
                                                                                      -----------
AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.                                            11,000                   321,860
Southwest Airlines Co.                                           76,200                 1,408,176
                                                                                      -----------
                                                                                        1,730,036
                                                                                      -----------
APPAREL, TEXTILES & SHOES -- 0.3%
Gap, Inc.                                                        74,200                 1,034,348
Liz Claiborne, Inc.                                               6,600                   328,350
The Limited, Inc.                                                16,100                   236,992
Nike, Inc. Cl. B                                                 26,400                 1,484,736
Nordstrom, Inc.                                                  12,700                   256,921
Reebok International Limited*                                     5,168                   136,952
VF Corp.                                                         35,400                 1,380,954
                                                                                      -----------
                                                                                        4,859,253
                                                                                      -----------
AUTOMOTIVE & PARTS -- 0.6%
Cooper Tire & Rubber Co.                                          7,300                   116,508
Dana Corp.                                                        5,900                    81,892
Delphi Automotive
 Systems Corp.                                                   67,200                   917,952
Ford Motor Corp.                                                101,709                 1,598,865
General Motors Corp.                                             53,000                 2,575,800
Genuine Parts Co.                                                17,600                   645,920
Goodyear Tire & Rubber Co.                                       12,200                   290,482
Harley-Davidson, Inc.                                            28,100                 1,526,111
Navistar International Corp.                                     25,900                 1,023,050
Paccar, Inc.                                                      7,700                   505,274
                                                                                      -----------
                                                                                        9,281,854
                                                                                      -----------
BANKING, SAVINGS & LOANS -- 6.4%
AmSouth Bancorp.                                                 50,000                   945,000
Bank of America Corp.                                           216,100                13,603,495
Bank of New York Co., Inc.                                       36,800                 1,501,440
Bank One Corp.                                                  151,600                 5,919,980
BB&T Corp.                                                       35,900                 1,296,349
Capital One Financial Corp.                                      18,400                   992,680
Charter One Financial, Inc.                                      21,210               $   575,851
Citigroup, Inc.                                                 426,485                21,528,963
Comerica, Inc.                                                   14,000                   802,200
Federal Home Loan
 Mortgage Corp.                                                  60,500                 3,956,700
Federal National
 Mortgage Association                                            85,100                 6,765,450
Fifth Third Bancorp                                              31,266                 1,917,544
Fleet Boston Financial Corp.                                     95,100                 3,471,150
Golden West Financial Corp.                                      17,500                 1,029,875
J.P. Morgan Chase & Co.                                         166,682                 6,058,891
KeyCorp                                                          38,800                   944,392
National City Corp.                                              82,600                 2,415,224
Providian Financial Corp.                                        29,600                   105,080
Regions Financial Corp.                                          33,700                 1,012,348
SouthTrust Corp.                                                 42,000                 1,036,140
State Street Corp.                                               28,300                 1,478,675
SunTrust Banks, Inc.                                             39,200                 2,457,840
Synovus Financial Corp.                                          28,800                   721,440
U.S. Bancorp                                                    173,121                 3,623,423
Union Planters Corp.                                             13,600                   613,768
Wachovia Corp.                                                   72,100                 2,261,056
Washington Mutual, Inc.                                          76,150                 2,490,105
Wells Fargo & Co.                                                88,200                 3,832,290
                                                                                      -----------
                                                                                       93,357,349
                                                                                      -----------
BEVERAGES -- 1.8%
Anheuser-Busch
 Companies, Inc.                                                 47,500                 2,147,475
The Coca-Cola Co.                                               219,400                10,344,710
Coors (Adolph) Co. Cl. B                                         38,100                 2,034,540
The Pepsi Bottling
 Group, Inc.                                                    159,800                 3,755,300
PepsiCo, Inc.                                                   164,410                 8,005,123
                                                                                      -----------
                                                                                       26,287,148
                                                                                      -----------
BROADCASTING, PUBLISHING & PRINTING -- 1.4%
American Greetings
 Corp. Cl. A                                                      6,400                    88,192
AOL Time Warner, Inc.*                                          334,806                10,747,273
Comcast Corp. Cl. A*                                             81,700                 2,941,200
Dow Jones & Co., Inc.                                            11,000                   602,030
Knight Ridder, Inc.                                               2,700                   175,311
The McGraw-Hill
 Companies, Inc.                                                 17,200                 1,048,856
Meredith Corp.                                                    1,900                    67,735
New York Times Co. Cl. A                                         16,900                   730,925
Tribune Co.                                                      27,900                 1,044,297
Viacom, Inc. Cl. B*                                              61,000                 2,693,150
                                                                                      -----------
                                                                                       20,138,969
                                                                                      -----------
BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                                         190,300               $ 1,606,132
Masco Corp.                                                      41,000                 1,004,500
Vulcan Materials Co.                                              9,400                   450,636
                                                                                      -----------
                                                                                        3,061,268
                                                                                      -----------
CHEMICALS -- 1.0%
Air Products and
 Chemicals, Inc.                                                 20,300                   952,273
Ashland, Inc.                                                    54,500                 2,511,360
Du Pont (E.I.) de
 Nemours and Co.                                                 74,600                 3,171,246
Eastman Chemical Co.                                              8,700                   339,474
Engelhard Corp.                                                  15,900                   440,112
FMC Corp.*                                                        2,500                   148,750
Great Lakes Chemical Corp.                                        4,300                   104,404
International Flavors &
 Fragrances, Inc.                                               132,800                 3,945,488
PPG Industries, Inc.                                             17,500                   905,100
Praxair, Inc.                                                    14,700                   812,175
Rohm & Haas Co.                                                  19,400                   671,822
                                                                                      -----------
                                                                                       14,002,204
                                                                                      -----------
COMMERCIAL SERVICES -- 0.6%
Allied Waste Industries, Inc.*                                   18,900                   265,734
Block (H & R), Inc.                                              21,100                   943,170
Cendant Corp.*                                                  139,300                 2,731,673
Concord EFS, Inc.*                                               43,600                 1,429,208
Convergys Corp.*                                                 14,100                   528,609
Donnelley (R.R.) & Sons Co.                                      11,300                   335,497
Equifax, Inc.                                                    13,200                   318,780
Moody's Corp.                                                    14,300                   569,998
Paychex, Inc.                                                    35,800                 1,247,630
PerkinElmer, Inc.                                                10,600                   371,212
Quintiles Transnational Corp.*                                    6,000                    96,480
Robert Half International, Inc.*                                  9,000                   240,300
Ryder System, Inc.                                                4,500                    99,675
                                                                                      -----------
                                                                                        9,177,966
                                                                                      -----------
COMMUNICATIONS -- 1.2%
Andrew Corp.*                                                     3,300                    72,237
Citizens Communications Co.*                                     14,800                   157,768
Lucent Technologies, Inc.                                       291,800                 1,835,422
Nextel Communications,
 Inc. Cl. A*                                                     69,800                   765,008
Nortel Networks Corp.                                           313,400                 2,350,500
SBC Communications, Inc.                                        281,436                11,023,848
Scientific-Atlanta, Inc.                                         17,600                   421,344
Tellabs, Inc.*                                                   39,800                   595,408
                                                                                      -----------
                                                                                       17,221,535
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                                               NUMBER OF                 MARKET
                                                                SHARES                   VALUE
                                                                ------                   -----
COMMUNICATIONS EQUIPMENT -- 0.2%
Motorola, Inc.                                                  213,900               $ 3,212,778
                                                                                      -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                                   63,000                 2,348,010
Parametric Technology Corp.*                                      9,600                    74,976
Sapient Corp.*                                                   11,600                    89,552
Sun Microsystems, Inc.*                                         140,300                 1,725,690
Unisys Corp.*                                                    28,200                   353,628
                                                                                      -----------
                                                                                        4,591,856
                                                                                      -----------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                        2,700                    91,746
                                                                                      -----------
COMPUTERS & INFORMATION -- 1.8%
Apple Computer, Inc.*                                            51,200                 1,121,280
Cisco Systems, Inc.*                                            609,594                11,039,747
Compaq Computer Corp.                                           156,900                 1,531,344
Comverse Technology, Inc.*                                       15,800                   353,446
Dell Computer Corp.*                                            279,800                 7,604,964
EMC Corp.*                                                      197,400                 2,653,056
Gateway, Inc.*                                                   32,600                   262,104
International Game
 Technology*                                                      3,400                   232,220
Palm, Inc.*                                                      46,700                   181,196
Solectron Corp.*                                                 71,400                   805,392
                                                                                      -----------
                                                                                       25,784,749
                                                                                      -----------
COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Electronic Data
 Systems Corp.                                                   41,700                 2,858,535
Hewlett-Packard Co.                                             177,600                 3,647,904
International Business
 Machines Corp.                                                 147,300                17,817,408
Pitney Bowes, Inc.                                               28,100                 1,056,841
Xerox Corp.                                                      87,300                   909,666
                                                                                      -----------
                                                                                       26,290,354
                                                                                      -----------
CONTAINERS -- 0.3%
Ball Corp.                                                       16,200                 1,145,340
Bemis Co., Inc.                                                   5,500                   270,490
Pactiv Corp.*                                                   130,600                 2,318,150
Temple-Inland, Inc.                                               5,300                   300,669
                                                                                      -----------
                                                                                        4,034,649
                                                                                      -----------
COSMETICS & PERSONAL CARE -- 1.2%
Alberto-Culver Co. Cl. B                                          5,300                   237,122
Avon Products, Inc.                                              21,100                   981,150
The Gillette Co.                                                 92,100                 3,076,140
Kimberly-Clark Corp.                                             50,500                 3,019,900
The Procter & Gamble Co.                                        118,052                 9,341,455
                                                                                      -----------
                                                                                       16,655,767
                                                                                      -----------
DATA PROCESSING & PREPARATION -- 1.0%
Automatic Data
 Processing, Inc.                                                54,300                 3,198,270
Deluxe Corp.                                                    163,400               $ 6,794,172
First Data Corp.                                                 33,900                 2,659,455
Fiserv, Inc.*                                                    17,400                   736,368
IMS Health, Inc.                                                 22,600                   440,926
NCR Corp.*                                                        9,600                   353,856
                                                                                      -----------
                                                                                       14,183,047
                                                                                      -----------
ELECTRIC UTILITIES -- 1.5%
AES Corp.*                                                       58,000                   948,300
Allegheny Energy, Inc.                                           21,400                   775,108
Ameren Corp.                                                     12,300                   520,290
American Electric Power Co.                                      29,800                 1,297,194
Calpine Corp.*                                                   28,700                   481,873
Cinergy Corp.                                                    14,200                   474,706
CMS Energy Corp.                                                  8,900                   213,867
Consolidated Edison, Inc.                                        18,900                   762,804
Constellation Energy
 Group, Inc.                                                     13,500                   358,425
Dominion Resources, Inc.                                         21,600                 1,298,160
DTE Energy Co.                                                   13,400                   561,996
Duke Energy Corp.                                                67,200                 2,638,272
Edison International*                                            41,100                   620,610
Entergy Corp.                                                    20,800                   813,488
Exelon Corp.                                                     29,300                 1,402,884
FirstEnergy Corp.                                                20,500                   717,090
FPL Group, Inc.                                                  16,000                   902,400
Mirant Corp.*                                                    25,307                   405,418
Niagara Mohawk
 Holdings, Inc.*                                                 11,000                   195,030
PG&E Corp.*                                                      34,600                   665,704
Pinnacle West Capital Corp.                                       3,600                   150,660
PPL Corp.                                                        13,500                   470,475
Progress Energy, Inc.                                            18,430                   829,903
Public Service Enterprise
 Group, Inc.                                                     25,000                 1,054,750
Reliant Energy, Inc.                                             26,300                   697,476
Southern Co.                                                     28,500                   722,475
Teco Energy, Inc.                                                 9,200                   241,408
TXU Corp.                                                        25,800                 1,216,470
                                                                                      -----------
                                                                                       21,437,236
                                                                                      -----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.9%
Altera Corp.*                                                    36,000                   763,920
American Power
 Conversion Corp.*                                               10,100                   146,046
Analog Devices, Inc.*                                            33,200                 1,473,748
Applied Micro
 Circuits Corp.*                                                 26,200                   296,584
Broadcom Corp. Cl. A*                                            14,200                   580,354
Emerson Electric Co.                                             38,600                 2,204,060
General Electric Co.                                            856,000                34,308,480
Intel Corp.                                                     581,400                18,285,030
JDS Uniphase Corp.*                                             108,900                   950,697
Johnson Controls, Inc.                                            7,500                   605,625
Kla-Tencor Corp.*                                                17,900               $   887,124
Linear Technology Corp.                                          34,400                 1,342,976
LSI Logic Corp.*                                                 31,700                   500,226
Maxim Integrated
 Products, Inc.*                                                 26,300                 1,381,013
National
 Semiconductor Corp.*                                            19,800                   609,642
Novellus Systems, Inc.*                                          13,300                   524,685
Nvidia Corp.*                                                    25,600                 1,712,640
Rockwell International Corp.                                     16,500                   294,690
Sanmina-SCI Corp.*                                               27,200                   541,280
Texas Instruments, Inc.                                         145,500                 4,074,000
Vitesse
 Semiconductor Corp.*                                            15,100                   187,693
                                                                                      -----------
                                                                                       71,670,513
                                                                                      -----------
ENERGY -- 3.9%
Amerada Hess Corp.                                                7,100                   443,750
Anadarko Petroleum Corp.                                         13,000                   739,050
Apache Corp.                                                     12,430                   620,008
Burlington Resources, Inc.                                       25,800                   968,532
ChevronTexaco Corp.                                             119,492                10,707,678
Conoco, Inc.                                                     53,700                 1,519,710
Devon Energy Corp.                                               22,600                   873,490
Dynegy, Inc.                                                     29,700                   757,350
El Paso Corp.                                                    67,195                 2,997,569
EOG Resources, Inc.                                              13,900                   543,629
Exxon Mobil Corp.                                               419,998                16,505,921
Halliburton Co.                                                  19,800                   259,380
Kerr-McGee Corp.                                                 10,900                   597,320
KeySpan Corp.                                                    12,400                   429,660
Kinder Morgan, Inc.                                              10,300                   573,607
Nabors Industries, Inc.*                                         13,500                   463,455
Nicor, Inc.                                                      20,900                   870,276
Occidental Petroleum Corp.                                       79,700                 2,114,441
Peoples Energy Corp.                                              3,600                   136,548
Phillips Petroleum Co.                                           42,860                 2,582,744
Rowan Companies, Inc.*                                            8,800                   170,456
Royal Dutch Petroleum
 Co. NY Shares                                                  112,200                 5,500,044
Sempra Energy                                                    21,100                   518,005
Sunoco, Inc.                                                     59,900                 2,236,666
Unocal Corp.                                                     21,500                   775,505
USX-Marathon Group, Inc.                                         37,800                 1,134,000
The Williams Companies, Inc.                                     39,100                   997,832
Xcel Energy, Inc.                                                14,300                   396,682
                                                                                      -----------
                                                                                       56,433,308
                                                                                      -----------
ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                                                  10,400                   226,304
Carnival Corp.                                                   85,800                 2,409,264
The Disney (Walt) Co.                                            93,200                 1,931,104
Harrah's Entertainment, Inc.*                                    66,700                 2,468,567
                                                                                      -----------
                                                                                        7,035,239
                                                                                      -----------


    The accompanying notes are an integral part of the financial statements.

                                                              NUMBER OF                 MARKET
                                                               SHARES                   VALUE
                                                               ------                   -----
FINANCIAL SERVICES -- 1.8%
Bear Stearns Companies, Inc.                                     31,600               $ 1,853,024
Countrywide Credit
 Industries, Inc.                                                41,400                 1,696,158
Franklin Resources, Inc.                                         30,200                 1,065,154
Household International, Inc.                                    38,500                 2,230,690
Huntington Bancshares, Inc.                                      58,600                 1,007,334
Lehman Brothers
 Holdings, Inc.                                                  29,500                 1,970,600
MBNA Corp.                                                       57,100                 2,009,920
Merrill Lynch & Co., Inc.                                        69,100                 3,601,492
Morgan Stanley Dean
 Witter & Co.                                                    99,200                 5,549,248
PNC Financial Services
 Group, Inc.                                                     26,100                 1,466,820
Price (T. Rowe) Group, Inc.                                      12,300                   427,179
The Schwab (Charles) Corp.                                      119,100                 1,842,477
Stillwell Financial, Inc.                                        20,100                   547,122
USA Education, Inc.                                              13,900                 1,167,878
                                                                                      -----------
                                                                                       26,435,096
                                                                                      -----------
FOODS -- 1.1%
Archer-Daniels-Midland Co.                                       75,935                 1,089,667
Campbell Soup Co.                                                37,800                 1,129,086
ConAgra Foods, Inc.                                              49,700                 1,181,369
General Mills, Inc.                                              26,100                 1,357,461
Heinz (H. J.) Co.                                                35,200                 1,447,424
Hershey Foods Corp.                                              12,800                   866,560
Kellogg Co.                                                      70,600                 2,125,060
The Kroger Co.*                                                  74,500                 1,554,815
Sara Lee Corp.                                                   78,500                 1,745,055
Starbucks Corp.*                                                 37,900                   721,995
SuperValu, Inc.                                                   9,200                   203,504
Sysco Corp.                                                      68,300                 1,790,826
Wrigley (Wm.) Jr. Co.                                            21,100                 1,083,907
                                                                                      -----------
                                                                                       16,296,729
                                                                                      -----------
FOREST PRODUCTS & PAPER -- 0.3%
Georgia-Pacific Corp.                                            20,616                   569,208
International Paper Co.                                          37,200                 1,501,020
Mead Corp.                                                        8,500                   262,565
Westvaco Corp.                                                    7,600                   216,220
Weyerhaeuser Co.                                                 21,100                 1,141,088
Willamette Industries, Inc.                                      13,700                   714,044
                                                                                      -----------
                                                                                        4,404,145
                                                                                      -----------
HEALTHCARE -- 0.6%
HCA, Inc.                                                        50,300                 1,938,562
Healthsouth Corp.*                                               34,800                   515,736
Humana, Inc.*                                                    14,900                   175,671
Manor Care, Inc.*                                                 9,900                   234,729
Tenet Healthcare Corp.*                                          32,400                 1,902,528
UnitedHealth Group, Inc.                                         29,800                 2,108,946
Wellpoint Health
  Networks, Inc.*                                                16,300               $ 1,904,655
                                                                                      -----------
                                                                                        8,780,827
                                                                                      -----------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.3%
Centex Corp.                                                      4,400                   251,196
KB Home                                                           5,000                   200,500
Maytag Corp.                                                     29,100                   902,973
Pulte Homes, Inc.                                                 4,100                   183,147
Whirlpool Corp.                                                  27,200                 1,994,576
                                                                                      -----------
                                                                                        3,532,392
                                                                                      -----------
HOUSEHOLD PRODUCTS -- 0.6%
Black & Decker Corp.                                              6,200                   233,926
The Clorox Co.                                                   52,800                 2,088,240
Corning, Inc.                                                   217,900                 1,943,668
Fortune Brands, Inc.                                             14,400                   570,096
Newell Rubbermaid, Inc.                                          25,000                   689,250
Sherwin-Williams Co.                                             16,500                   453,750
Snap-On, Inc.                                                     2,200                    74,052
The Stanley Works                                                 3,500                   162,995
Tupperware Corp.                                                  5,300                   102,025
Unilever NV NY Shares                                            48,200                 2,776,802
                                                                                      -----------
                                                                                        9,094,804
                                                                                      -----------
INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                            43,200                 2,073,600
                                                                                      -----------
INDUSTRIAL - DIVERSIFIED -- 1.7%
Cooper Industries, Inc.                                           9,500                   331,740
Danaher Corp.                                                    12,900                   777,999
Eaton Corp.                                                       6,100                   453,901
Illinois Tool Works, Inc.                                        10,300                   697,516
ITT Industries, Inc.                                             84,700                 4,277,350
McDermott
 International, Inc.*                                           201,000                 2,466,270
Minnesota Mining &
 Manufacturing Co.                                               35,700                 4,220,097
Textron, Inc.                                                    11,900                   493,374
Tyco International Limited                                      173,131                10,197,416
                                                                                      -----------
                                                                                       23,915,663
                                                                                      -----------
INSURANCE -- 2.9%
Aetna, Inc.                                                       7,400                   244,126
AFLAC, Inc.                                                      63,600                 1,562,016
Allstate Corp.                                                   75,700                 2,551,090
Ambac Financial Group, Inc.                                       7,200                   416,592
American International
 Group, Inc.                                                    175,515                13,935,891
Aon Corp.                                                        24,600                   873,792
Chubb Corp.                                                      15,700                 1,083,300
Cigna Corp.                                                      20,800                 1,927,120
Conseco, Inc.*                                                   24,800                   110,608
The Hartford Financial
 Services Group, Inc.                                            21,400               $ 1,344,562
Jefferson-Pilot Corp.                                            14,400                   666,288
John Hancock Financial
 Services, Inc.                                                  39,500                 1,631,350
Lincoln National Corp.                                           42,100                 2,044,797
Loews Corp.                                                      20,200                 1,118,676
Marsh & McLennan
 Companies, Inc.                                                 24,200                 2,600,290
MBIA, Inc.                                                       19,950                 1,069,919
Metlife, Inc.                                                    87,800                 2,781,504
MGIC Investment Corp.                                             9,500                   586,340
Progressive Corp.                                                16,900                 2,523,170
Torchmark Corp.                                                  24,300                   955,719
UnumProvident Corp.                                              36,500                   967,615
XL Capital Limited Cl. A                                         11,100                 1,014,096
                                                                                      -----------
                                                                                       42,008,861
                                                                                      -----------
LODGING -- 0.1%
Hilton Hotels Corp.                                              21,300                   232,596
Marriott
 International, Inc. Cl. A                                       22,300                   906,495
Starwood Hotels &
 Resorts Worldwide, Inc.                                         23,800                   710,430
                                                                                      -----------
                                                                                        1,849,521
                                                                                      -----------
MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                                               29,500                 1,075,865
Caterpillar, Inc.                                                29,300                 1,530,925
Cummins, Inc.                                                     4,300                   165,722
Deere & Co.                                                      22,500                   982,350
Dover Corp.                                                      18,100                   670,967
Ingersoll-Rand Co.                                               16,400                   685,684
Pall Corp.                                                       11,500                   276,690
Parker-Hannifin Corp.                                            11,300                   518,783
                                                                                      -----------
                                                                                        5,906,986
                                                                                      -----------
MANUFACTURING -- 0.2%
Applied Materials, Inc.*                                         79,700                 3,195,970
                                                                                      -----------
MEDICAL SUPPLIES -- 1.2%
Agilent Technologies, Inc.*                                      23,900                   681,389
Allergan, Inc.                                                   11,800                   885,590
Applied Biosystems
 Group-Applera Corp.                                             19,200                   753,984
Bard (C.R.), Inc.                                                17,000                 1,096,500
Baxter International, Inc.                                       52,500                 2,815,575
Becton, Dickinson and Co.                                        23,600                   782,340
Biomet, Inc.                                                     26,900                   831,210
Boston Scientific Corp.*                                         36,800                   887,616
Guidant Corp.*                                                   27,600                 1,374,480
Medtronic, Inc.                                                 107,000                 5,479,470
St. Jude Medical, Inc.*                                           3,400                   264,010
Tektronix, Inc.*                                                  8,600                   221,708

    The accompanying notes are an integral part of the financial statements.

                                                              NUMBER OF                  MARKET
                                                               SHARES                    VALUE
                                                               ------                    -----
Thermo Electron Corp.*                                           47,400              $  1,130,964
                                                                                     ------------
                                                                                       17,204,836
                                                                                     ------------
METALS & MINING -- 0.6%
Alcan Aluminum Limited                                           20,400                   732,972
Alcoa, Inc.                                                      80,300                 2,854,665
Allegheny Technologies, Inc.                                      8,200                   137,350
Barrick Gold Corp.                                               51,071                   814,582
Crane Co.                                                       104,600                 2,681,944
Freeport-McMoran
 Copper & Gold, Inc. Cl. B*                                       6,500                    87,035
Inco Limited*                                                    18,300                   310,002
Phelps Dodge Corp.                                                6,200                   200,880
Placer Dome, Inc.                                                32,600                   355,666
USX-U.S. Steel Group, Inc.                                        7,100                   128,581
Worthington Industries, Inc.                                      8,000                   113,600
                                                                                     ------------
                                                                                        8,417,277
                                                                                     ------------
PHARMACEUTICALS -- 7.2%
Abbott Laboratories                                             139,100                 7,754,825
American Home
 Products Corp.                                                 117,700                 7,222,072
AmerisourceBergen Corp.                                          10,900                   692,695
Amgen, Inc.*                                                     91,800                 5,181,192
Biogen, Inc.*                                                    15,000                   860,250
Bristol-Myers Squibb Co.                                        172,800                 8,812,800
Chiron Corp.*                                                    16,900                   740,896
Eli Lilly & Co.                                                 100,700                 7,908,978
Forest
 Laboratories, Inc. Cl. A*                                       16,300                 1,335,785
Immunex Corp.*                                                   48,300                 1,338,393
Johnson & Johnson                                               264,120                15,609,492
King Pharmaceuticals, Inc.*                                      20,700                   872,091
McKesson HBOC, Inc.                                              26,600                   994,840
Merck & Co., Inc.                                               207,200                12,183,360
Pfizer, Inc.                                                    554,700                22,104,795
Pharmacia Corp.                                                 122,688                 5,232,643
Schering-Plough Corp.                                           126,900                 4,544,289
Watson Pharmaceutical, Inc.*                                     34,600                 1,086,094
                                                                                     ------------
                                                                                      104,475,490
                                                                                     ------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                                28,700                   844,641
                                                                                     ------------
PREPACKAGED SOFTWARE -- 3.3%
BMC Software, Inc.*                                              30,700                   502,559
Computer Associates
 International, Inc.                                             89,900                 3,100,651
Compuware Corp.*                                                108,800                 1,282,752
Intuit, Inc.*                                                    18,800                   803,888
Microsoft Corp.*                                                467,131                30,947,429
Novell, Inc.*                                                   256,700                 1,178,253
Oracle Corp.*                                                   494,960                 6,835,398
Peoplesoft, Inc.*                                                27,300                 1,097,460
Siebel Systems, Inc.*                                            40,000                 1,119,200
Veritas Software Corp.*                                          35,889              $  1,608,904
                                                                                     ------------
                                                                                       48,476,494
                                                                                     ------------
REAL ESTATE -- 0.2%
Equity Office Properties Trust                                   64,600                 1,943,168
Equity Residential
  Properties Trust                                               23,100                   663,201
                                                                                     ------------
                                                                                        2,606,369
                                                                                     ------------
RESTAURANTS -- 0.2%
Darden Restaurants, Inc.                                         12,800                   453,120
Tricon Global
 Restaurants, Inc.*                                              44,600                 2,194,320
Wendy's International, Inc.                                      10,600                   309,202
                                                                                     ------------
                                                                                        2,956,642
                                                                                     ------------
RETAIL -- 3.5%
AutoZone, Inc.*                                                  19,200                 1,378,560
Best Buy Co., Inc.*                                              23,600                 1,757,728
Big Lots, Inc.                                                   10,200                   106,080
Circuit City Stores-Circuit
 City Group                                                      17,900                   464,505
Costco Wholesale Corp.*                                          38,800                 1,721,944
CVS Corp.                                                        35,600                 1,053,760
Dillards, Inc. Cl. A                                              8,500                   136,000
Federated Department
 Stores, Inc.*                                                   27,800                 1,137,020
The Home Depot, Inc.                                            187,700                 9,574,577
K Mart Corp.*                                                    62,500                   341,250
Lowe's Companies, Inc.                                           68,900                 3,197,649
The May Department
 Stores Co.                                                      28,600                 1,057,628
Office Depot, Inc.*                                              67,400                 1,249,596
Penney (J.C.) Co., Inc.                                          24,000                   645,600
RadioShack Corp.                                                 16,600                   499,660
Sears, Roebuck and Co.                                           38,600                 1,838,904
Staples, Inc.*                                                   41,800                   781,660
Target Corp.                                                     82,200                 3,374,310
TJX Companies, Inc.                                              29,500                 1,175,870
Toys R Us, Inc.*                                                 19,100                   396,134
Wal-Mart Stores, Inc.                                           323,260                18,603,613
                                                                                     ------------
                                                                                       50,492,048
                                                                                     ------------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                                36,600                 1,152,534
Winn-Dixie Stores, Inc.                                          12,200                   173,850
                                                                                     ------------
                                                                                        1,326,384
                                                                                     ------------
TELEPHONE UTILITIES -- 2.7%
Alltel Corp.                                                     28,500                 1,759,305
AT&T Corp.                                                      310,200                 5,627,028
AT&T Wireless
 Services, Inc.*                                                239,200                 3,437,304
BellSouth Corp.                                                 167,900                 6,405,385
CenturyTel, Inc.                                                 12,900                   423,120
Qwest Communications
 International, Inc.                                            117,400              $  1,658,862
Sprint Corp. (FON Group)                                         67,700                 1,359,416
Sprint Corp. (PCS Group)*                                        83,400                 2,035,794
Verizon
 Communications, Inc.                                           254,468                12,077,051
WorldCom, Inc.*                                                 259,800                 3,657,984
                                                                                     ------------
                                                                                       38,441,249
                                                                                     ------------
TOBACCO -- 0.8%
Philip Morris
 Companies, Inc.                                                194,100                 8,899,485
UST, Inc.                                                        60,400                 2,114,000
                                                                                     ------------
                                                                                       11,013,485
                                                                                     ------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                     13,300                   215,859
Mattel, Inc.                                                     39,600                   681,120
                                                                                     ------------
                                                                                          896,979
                                                                                     ------------
TRANSPORTATION -- 0.3%
Burlington Northern
 Santa Fe Corp.                                                  40,100                 1,144,053
CSX Corp.                                                         6,700                   234,835
FedEx Corp.*                                                     27,800                 1,442,264
Norfolk Southern Corp.                                           34,400                   630,552
Union Pacific Corp.                                              22,500                 1,282,500
                                                                                     ------------
                                                                                        4,734,204
                                                                                     ------------
TRAVEL -- 0.0%
Sabre Holdings Corp.*                                             7,800                   330,330
                                                                                     ------------
TOTAL EQUITIES
(COST $807,194,410)                                                                   905,340,766
                                                                                     ------------
RIGHTS -- 0.0%
COMPUTERS & INFORMATION -- 0.0%
Seagate Technologies, Inc.                                       21,700                         0
                                                                                     ------------
TOTAL RIGHTS
(COST $0)                                                                                       0
                                                                                     ------------
                                                             PRINCIPAL
                                                              AMOUNT

BONDS & NOTES -- 32.3%

ASSET BACKED SECURITIES -- 0.8%
America West Airlines, Inc.
 Series 1996-1, Class A
 6.850%  07/02/2009                                         $ 3,848,135                 3,740,310
Conseco Finance
 Securitizations Corp.
 Series 2001-1, Class A4
 6.210%  07/01/2032                                           1,900,000                 1,934,599

    The accompanying notes are an integral part of the financial statements.

                                                             PRINCIPAL                  MARKET
                                                               AMOUNT                    VALUE
                                                               ------                    -----
Metlife Capital Equipment
  Loan Trust Series
  1997-A, Class A
  6.850% 05/20/2008                                          $1,398,782                $1,449,431
Railcar Trust Series 1992-1,
  Class A
  7.750% 06/01/2004                                             614,513                   644,710
Textron Financial Corp.
  Series 1998-A, Class A2+
  5.890% 01/15/2005                                           1,055,809                 1,063,870
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                           3,400,000                 3,160,266
                                                                                       ----------
TOTAL ASSET BACKED SECURITIES
(COST $12,217,162)                                                                     11,993,186
                                                                                       ----------
CORPORATE DEBT -- 17.0%
AirTouch
  Communications, Inc.
  6.650% 05/01/2008                                           3,000,000                 3,070,830
American Airlines Pass-
  Through Trusts Series
  1994-A, Class A4
  9.780% 11/26/2011                                           3,770,140                 3,644,594
American General
  Finance Corp.
  5.875% 07/14/2006                                           2,000,000                 2,029,392
Arrow Electronics, Inc.
  8.700% 10/01/2005                                           2,000,000                 2,050,382
AT&T Corp.+
  8.000% 11/15/2031                                           1,900,000                 1,987,609
AT&T Wireless Services, Inc.
  7.350% 03/01/2006                                           2,600,000                 2,743,468
AT&T-Liberty Media Group
  8.250% 02/01/2030                                           5,695,000                 5,386,849
Avnet, Inc.
  8.000% 11/15/2006                                           1,750,000                 1,738,713
Avnet, Inc.
  8.200% 10/17/2003                                           2,400,000                 2,461,104
Barrick Gold Corp.
  7.500% 05/01/2007                                           4,250,000                 4,439,720
BHP Finance (USA) Limited
  6.420% 03/01/2026                                           4,500,000                 4,631,220
Boeing Capital Corp.
  7.100% 09/27/2005                                           1,350,000                 1,417,959
Bombardier Capital, Inc.+
  6.000% 01/15/2002                                           4,000,000                 4,003,816
Boston Scientific Corp.
  6.625% 03/15/2005                                           2,550,000                 2,549,082
Brascan Corp.
  8.125% 12/15/2008                                           1,990,000                 1,985,483
Champion
  International Corp.
  6.400% 02/15/2026                                           3,500,000                 3,570,455
Cinergy Corp.
  6.250% 09/01/2004                                          $2,000,000                $2,027,600
Coltec Industries, Inc.
  7.500% 04/15/2008                                           1,800,000                 1,769,688
The Columbia Gas System, Inc.
  6.610% 11/28/2002                                           3,000,000                 3,090,600
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                           2,500,000                 2,773,500
ConAgra Foods, Inc.
  7.000% 10/01/2028                                           3,000,000                 3,016,560
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                           1,100,000                 1,069,310
Continental Airlines, Inc.
  Series 1996-2B
  8.560% 07/02/2014                                           1,436,536                 1,323,782
Continental Airlines, Inc.
  Series 1996-B
  7.820% 10/15/2013                                           1,628,467                 1,487,979
Cox Communications, Inc.
  7.750% 11/01/2010                                           3,000,000                 3,226,830
Crown Cork & Seal Co., Inc.
  7.125% 09/01/2002                                           3,200,000                 2,176,000
CSX Corp.
  7.250% 05/01/2027                                           4,500,000                 4,696,605
Cytec Industries, Inc.
  6.750% 03/15/2008                                           1,545,000                 1,446,923
DaimlerChrysler NA
  Holding Corp.
  6.400% 05/15/2006                                           1,250,000                 1,248,325
Dominion Resources, Inc.
  7.820% 09/15/2004                                           2,130,000                 2,279,249
Donnelley (R.R.) & Sons Co.
  6.625% 04/15/2029                                           3,000,000                 2,704,500
Dover Corp.
  6.250% 06/01/2008                                           2,000,000                 2,002,880
Duke Capital Corp.
  7.500% 10/01/2009                                           3,800,000                 4,010,976
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                           1,800,000                 1,883,718
Emerald Investment
  Grade CBO Limited+
  7.210% 05/24/2011                                           3,000,000                 2,985,000
ERAC USA Finance Co.+
  6.750% 05/15/2007                                           6,000,000                 6,028,440
Exxon Mobil Corp.
  8.625% 08/15/2021                                           2,000,000                 2,525,840
FBG Finance Limited+
  7.875% 06/01/2016                                           4,000,000                 4,426,320
FirstEnergy Corp.
  5.500% 11/15/2006                                             800,000                   788,664
Ford Motor Corp.
  7.450% 07/16/2031                                          $1,600,000                $1,468,048
Ford Motor Credit Co.
  5.750% 02/23/2004                                           4,500,000                 4,503,285
Ford Motor Credit Co.
  7.375% 10/28/2009                                           3,000,000                 2,961,840
General American
  Transportation Corp.
  6.750% 03/01/2006                                           3,000,000                 2,526,090
General Mills, Inc.
  8.900% 06/15/2006                                           2,250,000                 2,531,025
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                           2,000,000                 1,979,100
The Goodyear
  Tire & Rubber Co.
  8.500% 03/15/2007                                           3,350,000                 3,369,953
Hershey Foods Corp.
  7.200% 08/15/2027                                           5,300,000                 5,672,802
Houghton Mifflin Co.
  7.000% 03/01/2006                                           1,200,000                 1,216,044
Household Finance Corp.
  6.375% 10/15/2011                                           3,150,000                 3,050,586
Household Finance Corp.
  6.500% 11/15/2008                                           2,500,000                 2,505,050
ICI Wilmington, Inc.
  7.050% 09/15/2007                                           2,500,000                 2,539,575
Interpool, Inc.
  7.350% 08/01/2007                                           2,000,000                 1,818,916
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                           2,600,000                 2,759,380
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                           2,500,000                 2,625,215
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                           2,500,000                 2,649,056
Koninklijke KPN NV
  8.000% 10/01/2010                                           2,100,000                 2,128,245
Kraft Foods, Inc.
  6.500% 11/01/2031                                             500,000                   488,620
The Kroger Co.
  7.000% 05/01/2018                                           2,000,000                 1,985,340
Leucadia National Corp.
  7.750% 08/15/2013                                           3,000,000                 3,059,280
Marriott International,
  Inc. Series E+
  7.000% 01/15/2008                                           2,445,000                 2,459,660
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                           2,000,000                 2,121,940
Meritor Automotive, Inc.
  6.800% 02/15/2009                                           4,000,000                 3,667,720

    The accompanying notes are an integral part of the financial statements.

                                                             PRINCIPAL                  MARKET
                                                               AMOUNT                    VALUE
                                                               ------                    -----
Midway Airlines Corp.
  Pass-Through
  Certificates, Class B
  8.140% 01/02/2013                                         $ 2,352,875               $ 1,882,300
Millipore Corp.
  7.500% 04/01/2007                                           4,250,000                 4,144,388
Newmont Mining Corp.
  8.625% 04/01/2002                                           5,000,000                 5,057,900
News America
  Holdings, Inc.
  9.250% 02/01/2013                                           4,000,000                 4,596,240
Norfolk Southern Corp.
  7.050% 05/01/2037                                           1,000,000                 1,043,520
North Finance (Bermuda)
   Limited+
  7.000% 09/15/2005                                           4,000,000                 4,185,120
Progress Energy, Inc.
  6.550% 03/01/2004                                           1,490,000                 1,553,757
Qwest Capital Funding, Inc.+
  7.750% 02/15/2031                                           2,300,000                 2,218,074
Raytheon Co.
  6.750% 08/15/2007                                           2,700,000                 2,776,464
Republic Services, Inc.
  7.125% 05/15/2009                                           3,000,000                 3,084,381
Ryder System, Inc.
  6.600% 11/15/2005                                           3,500,000                 3,424,855
Scholastic Corp.
  7.000% 12/15/2003                                           3,000,000                 3,136,260
The Schwab (Charles) Corp.
  6.250% 01/23/2003                                           2,500,000                 2,573,545
The Scripps (E.W.) Co.
  6.625% 10/15/2007                                           5,000,000                 5,109,450
Simon Property Group LP
  7.375% 01/20/2006                                           1,895,000                 1,957,317
Sony Capital Corp.+
  4.950% 11/01/2006                                           1,200,000                 1,164,408
Southern Natural Gas Co.
  7.350% 02/15/2031                                           1,500,000                 1,410,360
Sprint Capital Corp.
  6.125% 11/15/2008                                           2,000,000                 1,945,360
Sprint Capital Corp.
  6.900% 05/01/2019                                           2,000,000                 1,870,640
SuperValu, Inc.
  7.875% 08/01/2009                                           3,000,000                 2,795,280
Thomas & Betts Corp.
  8.250% 01/15/2004                                           1,000,000                   920,000
The Thomson Corp.
  6.200% 01/05/2012                                           1,000,000                   957,340
Times Mirror Co.
  7.450% 10/15/2009                                           3,600,000                 3,773,551
TRW, Inc.
  8.750% 05/15/2006                                           5,500,000                 5,901,187
Tyco International Group SA
  6.375% 02/15/2006                                         $ 2,500,000               $ 2,553,340
Tyco International Group SA
  6.375% 10/15/2011                                           2,000,000                 1,956,400
US Airways, Inc., Class B
  7.500% 04/15/2008                                             877,833                   756,323
Vulcan Materials Co.
  6.000% 04/01/2009                                           3,500,000                 3,377,484
WorldCom, Inc.
  8.250% 05/15/2031                                           2,000,000                 2,108,860
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                           2,550,000                 2,625,641
                                                                                      -----------

TOTAL CORPORATE DEBT
(COST $245,578,621)                                                                   247,646,480
                                                                                      -----------
NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 1.5%
COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                           5,483,228                 5,832,389
CS First Boston Mortgage
  Securities Corp. Series
  1998-C2, Class A1
  5.960% 11/11/2030                                           2,434,410                 2,502,970
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-C1, Class A1
  6.310% 11/15/2026                                           2,969,907                 3,062,346
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500% 04/25/2013                                           1,366,501                 1,383,582
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                           3,000,000                 3,178,758
Starwood Commercial
  Mortgage Trust Series
  1999-C1A, Class B+
  6.920% 02/03/2014                                           3,000,000                 3,079,095
Structured Asset Securities
  Corp. Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                           3,131,361                 3,213,559
                                                                                      -----------
TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $21,783,538)                                                                     22,252,699
                                                                                      -----------
U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 9.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 3.2%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
FHLMC Series 1322,
  Class G
  7.500% 02/15/2007                                         $   606,059               $   612,683
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                           1,681,187                 1,730,042
FHLMC Series 1490,
  Class PG
  6.300% 05/15/2007                                             346,445                   346,659
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                             848,587                   885,348
                                                                                      -----------
                                                                                        3,574,732
                                                                                      -----------
PASS-THROUGH SECURITIES -- 3.0%
FHLMC
  6.000% 09/01/2016-
         10/01/2016                                           9,793,835                 9,833,598
FHLMC
  6.500% 08/01/2016-
         09/01/2016                                          11,503,251                11,736,882
FHLMC
  7.500% 10/01/2030-
         03/01/2031                                           8,684,807                 8,967,063
FHLMC
  8.000% 08/01/2026-
         01/01/2031                                          12,112,310                12,700,556
FHLMC
  9.000% 03/01/2017                                             130,902                   141,209
                                                                                      -----------
                                                                                       43,379,308
                                                                                      -----------
TOTAL FEDERAL HOME LOAN
  MORTGAGE CORPORATION (FHLMC)                                                         46,954,040
                                                                                      -----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA) -- 4.1%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
FNMA Series 1993-107,
  Class E
  6.500% 06/25/2008                                           5,000,000                 5,175,000
FNMA Series 1993-186,
  Class G
  6.250% 03/25/2008                                           1,841,055                 1,874,985
FNMA Series 1993-71,
  Class PG
  6.250% 07/25/2007                                           1,144,235                 1,146,729
                                                                                      -----------
                                                                                        8,196,714
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                                             PRINCIPAL                  MARKET
                                                               AMOUNT                    VALUE
                                                               ------                    -----
PASS-THROUGH SECURITIES -- 3.5%
FNMA
  6.000% 05/01/2016-
         12/01/2028                                         $ 7,982,726              $  7,907,921
FNMA
  6.500% 06/01/2016-
         12/01/2031                                          14,201,606                14,371,882
FNMA
  7.000% 01/01/2031-
         04/01/2031                                          16,212,785                16,516,775
FNMA
  7.500% 09/01/2029-
         05/01/2030                                           9,049,738                 9,339,228
FNMA
  8.000% 05/01/2013-
         05/01/2030                                           1,906,579                 1,996,604
                                                                                     ------------
                                                                                       50,132,410
                                                                                     ------------
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION (FNMA)                                                            58,329,124
                                                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.0%
PASS-THROUGH SECURITIES
GNMA
  6.500% 10/15/2028-
         08/15/2031                                          16,870,021                16,927,886
GNMA
  7.000% 04/15/2023-
         11/15/2023                                           2,279,336                 2,342,701
GNMA
  7.250% 06/20/2021-
         05/20/2022                                           4,854,917                 4,992,456
GNMA
  7.500% 09/15/2016-
         10/15/2017                                           1,769,870                 1,848,546
GNMA
  8.000% 01/15/2004-
         05/15/2008                                           2,040,707                 2,164,293
GNMA
  9.000% 08/15/2008-
         09/15/2009                                             578,837                   626,161
                                                                                     ------------
                                                                                       28,902,043
                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(COST $132,051,802)                                                                   134,185,207
                                                                                     ------------
U.S. TREASURY OBLIGATIONS -- 3.7%
U.S. TREASURY BONDS -- 2.8%
U.S. Treasury Bond
  7.500% 11/15/2016                                         $ 7,598,000              $  8,984,635
U.S. Treasury Bond++
  8.750% 05/15/2017                                          23,930,000                31,438,038
                                                                                     ------------
                                                                                       40,422,673
                                                                                     ------------
U.S. TREASURY NOTES -- 0.8%
U.S. Treasury Note
  5.500% 05/15/2009                                           1,000,000                 1,035,620
U.S. Treasury Note
  6.250% 06/30/2002                                          10,000,000                10,221,900
                                                                                     ------------
                                                                                       11,257,520
                                                                                     ------------
U.S. TREASURY STRIPS -- 0.1%
U.S. Treasury Strip-Principal Only
  0.000% 08/15/2015                                           2,000,000                   899,380
                                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $48,874,515)                                                                     52,579,573
                                                                                     ------------
TOTAL BONDS & NOTES
(COST $460,505,638)                                                                   468,657,145
                                                                                     ------------
SHORT-TERM INVESTMENTS -- 9.4%

CASH EQUIVALENTS -- 4.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.500% 01/02/2002                                           3,793,850                 3,793,850
Bayerische Hypo-und
  Vereinsbank Eurodollar
  Time Deposit
  1.810% 03/18/2002                                           1,354,947                 1,354,947
BNP Paribas Eurodollar
  Time Deposit
  1.960% 01/02/2002                                           5,419,786                 5,419,786
Credit Agricole Bank
  Eurodollar Time Deposit
  1.700% 01/07/2002                                           5,040,401                 5,040,401
Den Danske Bank
  Eurodollar Time Deposit
  1.560% 01/02/2002                                           2,980,882                 2,980,882
First Union II Bank Note
  1.680% 03/12/2002                                           3,262,591                 3,262,591
Fleet National Bank Note
  1.950% 04/30/2002                                           1,544,447                 1,544,447
GMAC Bank Note
  1.790% 03/08/2002                                         $ 1,631,182              $  1,631,182
Goldman Sachs Bank Note
  1.680% 02/05/2002                                             498,494                   498,494
Goldman Sachs MTN
  Bank Note
  2.010% 03/21/2002                                             677,925                   677,925
Merrill Lynch Bank Note
  1.620% 04/05/2002                                             988,904                   988,904
Merrill Lynch Bank Note
  1.640% 11/26/2002                                           1,083,957                 1,083,957
Merrimac Money
  Market Fund                                                25,181,665                25,181,665
Morgan Stanley
  Dean Witter & Co.
  1.610% 05/09/2002                                             812,968                   812,968
Toronto Dominion
  Eurodollar Time Deposit
  2.040% 01/22/2002                                           2,709,893                 2,709,893
US Bank
  1.590% 11/06/2002                                             812,968                   812,968
                                                                                     ------------
                                                                                       57,794,860
                                                                                     ------------
COMMERCIAL PAPER -- 5.4%
Burlington Resources, Inc.
  2.500% 01/10/2002                                           1,720,000                 1,718,925
Carolina Power & Light Co.
  3.000% 01/24/2002                                           8,645,000                 8,628,431
Dominion Resources, Inc.
  2.600% 01/17/2002                                          10,515,000                10,502,849
Kinder Morgan, Inc.
  2.900% 01/09/2002                                           6,790,000                 6,785,624
Kinder Morgan, Inc.
  3.050% 01/04/2002                                             250,000                   249,937
Praxair, Inc.
  2.250% 01/16/2002                                           2,145,000                 2,142,989
Public Service Co. of Colorado
  2.800% 01/02/2002                                           3,965,000                 3,964,692
Public Service Co. of Colorado
  2.800% 01/04/2002                                             800,000                   799,813
Public Service Co. of Colorado
  2.850% 01/03/2002                                           9,330,000                 9,328,523
Qwest Capital Funding, Inc.
  3.150% 01/11/2002                                           7,475,000                 7,468,459


    The accompanying notes are an integral part of the financial statements.

                                                             PRINCIPAL                  MARKET
                                                               AMOUNT                    VALUE
                                                               ------                    -----
Reed Elsevier, Inc.
  2.400% 01/07/2002                                         $ 3,350,000            $    3,348,660
UOP
  2.950% 01/25/2002                                           3,200,000                 3,193,706
UOP
  3.050% 01/15/2002                                          11,860,000                11,845,933
Washington Mutual
  Financial Corp.
  2.800% 01/18/2002                                           8,300,000                 8,289,026
                                                                                   --------------
                                                                                       78,267,567
                                                                                   --------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                   136,062,427
                                                                                   --------------

TOTAL INVESTMENTS -- 104.1%
(COST $1,403,762,475)***                                                            1,510,060,338

OTHER ASSETS/
(LIABILITIES) -- (4.1%)                                                               (58,937,130)
                                                                                   --------------

NET ASSETS -- 100.0%                                                               $1,451,123,208
                                                                                   ==============

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
**   Represents investment of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++   This security is held as collateral for open futures contracts. (NOTE 2).



             The remainder of this page is intentionally left blank.


    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                       NUMBER OF              MARKET
                                                        SHARES                VALUE
                                                        ------                -----
EQUITIES -- 98.3%

AEROSPACE & DEFENSE -- 6.0%
Boeing Co.                                               863,200         $   33,474,896
Northrop Grumman Corp.                                   266,000             26,815,460
Rockwell Collins, Inc.                                 2,074,200             40,446,900
                                                                         --------------
                                                                            100,737,256
                                                                         --------------
BANKING, SAVINGS & LOANS -- 8.9%
Bank of America Corp.                                    687,000             43,246,650
Citigroup, Inc.                                        1,588,800             80,202,624
Fifth Third Bancorp                                      406,500             25,032,270
                                                                         --------------
                                                                            148,481,544
                                                                         --------------
BEVERAGES -- 2.1%
Anheuser-Busch
  Companies, Inc.                                        759,900             34,355,079
                                                                         --------------
BROADCASTING, PUBLISHING & PRINTING -- 5.6%
Liberty Media Corp. Cl. A*                             3,554,000             49,756,000
News Corporation Limited
  Sponsored ADR                                        1,363,800             43,382,478
                                                                         --------------
                                                                             93,138,478
                                                                         --------------
CHEMICALS -- 3.3%
Dow Chemical Co.                                       1,607,100             54,287,838
                                                                         --------------
COMMERCIAL SERVICES -- 3.0%
Waste Management, Inc.                                 1,581,300             50,459,283
                                                                         --------------
COMMUNICATIONS EQUIPMENT -- 2.7%
Ericsson (LM) Cl. B ADR                                8,687,600             45,349,272
                                                                         --------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
Sun Microsystems, Inc.*                                1,234,800             15,237,432
                                                                         --------------
COMPUTERS & INFORMATION -- 0.8%
EMC Corp.*                                             1,007,600             13,542,144
                                                                         --------------
COSMETICS & PERSONAL CARE -- 2.0%
The Gillette Co.                                       1,005,700             33,590,380
                                                                         --------------
DATA PROCESSING & PREPARATION -- 2.1%
First Data Corp.                                         441,300             34,619,985
                                                                         --------------
ELECTRIC UTILITIES -- 1.7%
Dominion Resources, Inc.                                 481,400             28,932,140
                                                                         --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.9%
Flextronics International
  Limited*                                               318,400              7,638,416
Micron Technology, Inc.*                                 778,900             24,145,900
                                                                         --------------
                                                                             31,784,316
                                                                         --------------
ENERGY -- 10.9%
Anadarko Petroleum Corp.                                 462,800         $   26,310,180
Apache Corp.                                             386,980             19,302,562
ChevronTexaco Corp.                                      348,300             31,211,163
Exxon Mobil Corp.                                      1,774,800             69,749,640
USX-Marathon Group, Inc.                               1,187,600             35,628,000
                                                                         --------------
                                                                            182,201,545
                                                                         --------------
FINANCIAL SERVICES -- 4.5%
Franklin Resources, Inc.                                 822,200             28,998,994
The Goldman Sachs
  Group, L.P.                                            273,700             25,385,675
Morgan Stanley
  Dean Witter & Co.                                      366,000             20,474,040
                                                                         --------------
                                                                             74,858,709
                                                                         --------------
FOODS -- 4.3%
Heinz (H. J.) Co.                                        907,300             37,308,176
Kellogg Co.                                            1,123,300             33,811,330
                                                                         --------------
                                                                             71,119,506
                                                                         --------------
FOREST PRODUCTS & PAPER -- 3.7%
Weyerhaeuser Co.                                       1,137,800             61,532,224
                                                                         --------------
HEALTHCARE -- 3.0%
Oxford Health Plans, Inc.*                               624,800             18,831,472
Tenet Healthcare Corp.*                                  540,800             31,755,776
                                                                         --------------
                                                                             50,587,248
                                                                         --------------
INSURANCE -- 6.2%
American International
  Group, Inc.                                            198,100             15,729,140
Marsh & McLennan
  Companies, Inc.                                        177,900             19,115,355
The PMI Group, Inc.                                      432,100             28,955,021
Prudential Financial, Inc.*                              204,000              6,770,760
Radian Group, Inc.                                       749,700             32,199,615
                                                                         --------------
                                                                            102,769,891
                                                                         --------------
PHARMACEUTICALS -- 5.4%
Merck & Co., Inc.                                        711,000             41,806,800
Schering-Plough Corp.                                  1,345,000             48,164,450
                                                                         --------------
                                                                             89,971,250
                                                                         --------------
PREPACKAGED SOFTWARE -- 6.9%
Ascential Software Corp.*                              5,402,400             21,879,720
Compuware Corp.*                                       3,160,600             37,263,474
Oracle Corp.*                                          1,188,600             16,414,566
Symantec Corp.*                                          604,500             40,096,485
                                                                         --------------
                                                                            115,654,245
                                                                         --------------
REAL ESTATE -- 1.7%
Equity Office
  Properties Trust                                       948,000         $   28,515,840
                                                                         --------------
RESTAURANTS -- 3.5%
McDonald's Corp.                                       2,232,800             59,102,216
                                                                         --------------
RETAIL -- 1.2%
Rite Aid Corp.*                                        3,908,200             19,775,492
                                                                         --------------
TELEPHONE UTILITIES -- 3.9%
WorldCom, Inc.*                                        4,588,400             64,604,672
                                                                         --------------
TRAVEL -- 2.1%
Sabre Holdings Corp.*                                    808,300             34,231,505
                                                                         --------------

TOTAL EQUITIES
(COST $1,646,573,138)                                                     1,639,439,490
                                                                         --------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                        ------
SHORT-TERM INVESTMENTS -- 7.5%
CASH EQUIVALENTS**
Bank of Montreal
  Eurodollar
  Time Deposit
  1.500% 01/02/2002                                  $ 8,157,714              8,157,714
Bayerische Hypo-und
  Vereinsbank Eurodollar
  Time Deposit
  1.810% 03/18/2002                                    2,913,469              2,913,469
BNP Paribas Eurodollar
  Time Deposit
  1.960% 01/02/2002                                   11,653,877             11,653,877
Credit Agricole Bank
  Eurodollar
  Time Deposit
  1.700% 01/07/2002                                   10,838,106             10,838,106
Den Danske Bank
  Eurodollar
  Time Deposit
  1.560% 01/02/2002                                    6,409,632              6,409,632
First Union II
  Bank Note
  1.680% 03/12/2002                                      626,939                626,939
Fleet National
  Bank Note
  1.950% 04/30/2002                                      447,896                447,896
Goldman Sachs
  Bank Note
  1.680% 02/05/2002                                      626,939                626,939


    The accompanying notes are an integral part of the financial statements.

                                                      PRINCIPAL               MARKET
                                                       AMOUNT                 VALUE
                                                       ------                 -----
Goldman Sachs MTN
  Bank Note
  2.010% 03/21/2002                                  $   259,873         $      259,873
Merrill Lynch
  Bank Note
  1.620% 04/05/2002                                    2,244,245              2,244,245
Merrill Lynch
  Bank Note
  1.640% 11/26/2002                                      830,775                830,775
Merrimac Money
  Market Fund                                         74,140,635             74,140,635
Morgan Stanley
  Dean Witter & Co.
  1.610% 05/09/2002                                      548,082                548,082
Toronto Dominion
  Eurodollar
  Time Deposit
  2.040% 01/22/2002                                    2,826,939              2,826,939
US Bank
  1.590% 11/06/2002                                    1,748,082              1,748,082
                                                                         --------------
                                                                            124,273,203
                                                                         --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         124,273,203
                                                                         --------------

TOTAL INVESTMENTS -- 105.8%
(COST $1,770,846,341)***                                                  1,763,712,693

OTHER ASSETS/
(LIABILITIES) -- (5.8%)                                                     (96,047,660)
                                                                         --------------
NET ASSETS -- 100.0%                                                     $1,667,665,033
                                                                         ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR American Depository Receipt.
 *   Non-income producing security.
 ** Represents investment of security lending collateral. (NOTE 2). *** Aggregate cost for Federal tax purposes. (NOTE 7).


              The remainder of this page intentionally left blank.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

SECURITIES LENDING

The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2001, the Funds had the following:

                                                                  SECURITIES
                                                                    ON LOAN             COLLATERAL
                                                                  -----------           ----------
      Managed Bond Fund                                           $ 12,783,637         $ 13,081,000
      Blend Fund                                                    55,446,698           57,794,860
      Equity Fund                                                  120,973,286          124,273,203

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Effective January 1, 2001, each Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. As required, each Fund began amortizing premiums and discounts on debt securities using the daily effective yield method. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of each Fund, but resulted in the following reclassification of the components of net assets as of December 31, 2000, based on securities held by the Funds as of that date:

                                                                                       ACCUMULATED
                                                                 NET UNREALIZED       UNDISTRIBUTED
                                                                  APPRECIATION       NET INVESTMENT
                                                                 (DEPRECIATION)          INCOME
                                                                 -------------       --------------
      Managed Bond Fund                                              $221,818           $(221,818)
      Blend Fund                                                      253,564            (253,564)

The effect of this change for the year ended December 31, 2001, was as follows:

                                                 NET             UNREALIZED                NET
                                             INVESTMENT         APPRECIATION            REALIZED
                                               INCOME          (DEPRECIATION)          GAIN (LOSS)
                                             ----------        --------------          ----------
      Managed Bond Fund                       $(316,708)           $133,583              $183,125
      Blend Fund                               (275,632)             72,227               203,405

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2001, the following amounts were reclassified due to the differences between book and tax accounting:

                                                                   ACCUMULATED
                                                                  NET REALIZED        UNDISTRIBUTED
                                                PAID-IN          GAIN (LOSS) ON      NET INVESTMENT
                                                CAPITAL            INVESTMENTS           INCOME
                                             ----------          --------------      --------------
      Money Market Fund                      $   (201)             $     172            $     29
      Managed Bond Fund                       (24,658)              (651,000)            675,658
      Blend Fund                              (33,898)              (721,143)            755,041
      Equity Fund                                  322              (154,707)            154,385

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at December 31, 2001.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

There were no open forward commitments at December 31, 2001.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open long futures contracts for the Blend Fund at December 31, 2001 is as follows:

                                                                     NOTIONAL             NET
      NUMBER OF                                    EXPIRATION        CONTRACT         UNREALIZED
      CONTRACTS                 TYPE                  DATE             VALUE         APPRECIATION
      ---------             -------------          ----------       ----------       ------------
         54                 S&P 500 Index           03/15/02        $15,514,200        $185,186

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

MassMutual serves as investment adviser to the Funds and provides administrative services needed by the Funds. For acting as such, MassMutual receives a monthly fee from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as the Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. MassMutual pays DLB a monthly fee equal to an annual rate of 0.13% of the average daily net asset value of the Equity Fund and the Equity Segment of the Blend Fund, 0.05% of the average daily net asset value of the Money Market Fund, 0.10% of the average daily net asset value of the Managed Bond Fund and 0.09% of the average daily net asset value of the Money Market and Bond Segments of the Blend Fund.

MassMutual has agreed, at least through April 30, 2002, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2001, no significant amounts have been deferred.

4.   PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended ended December 31, 2001, were as follows:

                                                              LONG-TERM                  OTHER
                                                           U.S. GOVERNMENT             LONG-TERM
                                                             SECURITIES               SECURITIES
                                                           ---------------           --------------
PURCHASES

Managed Bond Fund                                            $103,152,491            $   74,723,395
Blend Fund                                                    114,901,029             1,171,448,757
Equity Fund                                                             -             1,849,095,341

SALES

Managed Bond Fund                                            $ 71,583,969            $   53,375,228
Blend Fund                                                     83,175,277             1,285,983,108
Equity Fund                                                             -             2,053,777,629

5.   CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund is as follows:

                                                                    YEAR ENDED DECEMBER 31, 2001
                                         ----------------------------------------------------------------------------------
                                             MONEY                MANAGED                 BLEND                   EQUITY
                                          MARKET FUND            BOND FUND                 FUND                    FUND
                                         ------------          ------------           -------------           -------------
SHARES
Reinvestment of dividends                   7,928,117             1,446,734              21,896,064              21,902,568
Sales of shares                           163,924,251             8,080,813               3,955,013               3,938,400
Redemption of shares                     (149,916,714)           (4,708,332)            (21,638,985)            (11,059,654)
                                         ------------          ------------           -------------           -------------
Net Increase                               21,935,654             4,819,215               4,212,092              14,781,314
                                         ============          ============           =============           =============
AMOUNT
Reinvestment of dividends                $  7,917,272          $ 17,765,780           $ 320,619,240           $ 512,870,947
Sales of shares                           163,678,897           100,526,189              61,881,995             109,633,943
Redemption of shares                     (149,698,221)          (58,537,423)           (340,602,765)           (308,808,965)
                                         ------------          ------------           -------------           -------------
Net Increase                             $ 21,897,948          $ 59,754,546           $  41,898,470           $ 313,695,925
                                         ============          ============           =============           =============

                                                                     YEAR ENDED DECEMBER 31, 2000
                                         ----------------------------------------------------------------------------------
                                             MONEY               MANAGED                  BLEND                   EQUITY
                                          MARKET FUND           BOND FUND                  FUND                    FUND
                                        -------------          ------------           -------------           -------------
SHARES
Reinvestment of dividends                  10,851,817             1,381,428              19,441,948               7,937,306
Sales of shares                           181,030,266             4,262,518               4,907,304               4,019,338
Redemption of shares                     (210,443,499)           (7,234,441)            (42,412,884)            (23,557,696)
                                        -------------          ------------           -------------           -------------
Net Increase (decrease)                   (18,561,416)           (1,590,495)            (18,063,632)            (11,601,052)
                                        =============          ============           =============           =============
AMOUNT
Reinvestment of dividends               $  10,851,817          $ 16,260,230           $ 403,236,946           $ 278,507,688
Sales of shares                           181,030,266            50,655,531             113,982,882             143,468,383
Redemption of shares                     (210,443,499)          (85,197,396)           (980,024,921)           (831,958,202)
                                        -------------          ------------           -------------           -------------
Net Increase (decrease)                 $ (18,561,416)         $(18,281,635)          $(462,805,093)          $(409,982,131)
                                        =============          ============           =============           =============

6.   FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.   FEDERAL INCOME TAX INFORMATION

At December 31, 2001, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                                                                                                   NET
                                            FEDERAL             TAX BASIS              TAX BASIS                UNREALIZED
                                          INCOME TAX            UNREALIZED             UNREALIZED              APPRECIATION
                                             COST              APPRECIATION           DEPRECIATION            (DEPRECIATION)
                                       --------------          ------------           -------------            -------------
Managed Bond Fund                      $  298,720,130          $  5,774,058           $  (3,664,390)            $ 2,109,668
Blend Fund                              1,444,984,977           119,024,431             (53,949,070)             65,075,361
Equity Fund                             1,772,786,859           124,260,455            (133,334,621)             (9,074,166)

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2001, is the same for financial reporting and Federal income tax purposes.

At December 31, 2001, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                          AMOUNT            EXPIRATION DATE
                                       ------------         -----------------
Money Market Fund                      $      5,364         December 31, 2002
Money Market Fund                               841         December 31, 2003
Money Market Fund                             4,291         December 31, 2005
Money Market Fund                                96         December 31, 2006
Money Market Fund                             2,451         December 31, 2007
Money Market Fund                             7,304         December 31, 2008
Money Market Fund                           215,123         December 31, 2009
Blend Fund                              138,677,965         December 31, 2009

The following Fund has elected to defer to January 1, 2002 post-October losses:

                                                                     AMOUNT
                                                                   -----------
Managed Bond Fund                                                  $ 4,024,186
Blend Fund                                                          19,773,675

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                                             CAPITAL GAINS DIVIDEND
                                                             ----------------------
Blend Fund                                                        $255,928,996
Equity Fund                                                        472,891,914

8.   SUBSEQUENT EVENT

Effective February 12, 2002, Alliance Capital Management L.P. ("Alliance Capital") became a Co-Investment Sub-Adviser of the MML Equity Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates; Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MML Money Market Fund, the MML Managed Bond Fund, the MML Blend Fund and the MML Equity Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 2001 and 2000 and the financial highlights for the years ended December 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the two year period ended December 31, 1998 were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 8, 2002

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

DISINTERESTED TRUSTEES

                                                 TERM                                        NUMBER OF
                                              OF OFFICE**                                  PORTFOLIOS IN
                                                  AND                                          FUND
                         POSITION(S)            LENGTH                  PRINCIPAL             COMPLEX             OTHER
 NAME, ADDRESS*,          HELD WITH             OF TIME           OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
    AND AGE                FUND                 SERVED                PAST 5 YEARS            DIRECTOR       HELD BY DIRECTOR
-------------------      -----------         ------------        -----------------------   --------------- -----------------------
Ronald J. Abdow          Trustee of              Since           President, Abdow               38         Trustee, Abdow
Age: 69                  the Trust               1993            Corporation (operator                     G&R Trust and
                                                                 of restaurants).                          Abdow G&R Co.
                                                                                                           (owners and operators
                                                                                                           or restaurant
                                                                                                           properties);
                                                                                                           Chairman, Western
                                                                                                           Mass Development
                                                                                                           Corp.; Chairman,
                                                                                                           American International
                                                                                                           College.


Richard H. Ayers         Trustee of              Since           Retired; former adviser to     38         Director, Applera
Age: 58                  the Trust               1999            Chairman (1997),                          Corporation
                                                                 Chairman and Chief
                                                                 Executive Officer
                                                                 (1989-1996), The Stanley
                                                                 Works (manufacturer of
                                                                 tools, hardware and
                                                                 specialty hardware
                                                                 products).


Mary E. Boland           Trustee of              Since           Attorney at Law, Egan,         38         Director (1995-1999),
Age: 61                  the Trust               1973            Flanagan and Cohen, P.C.                  Trustee (until 1995),
                                                                 (law firm), Springfield,                  SIS Bank (formerly,
                                                                 MA.                                       Springfield Institution
                                                                                                           for Savings); Director
                                                                                                           (since 1999), First
                                                                                                           Mass Bank; Director
                                                                                                           (since 1999),
                                                                                                           Massachusetts
                                                                                                           Educational Financing
                                                                                                           Authority.

David E.A. Carson        Trustee of              Since           Retired; Chairman and          38         Director, United
Age: 66                  the Trust               1999            Chief Executive Officer                   Illuminating Co.
                                                                 (1997-2000), President and                (electric utility);
                                                                 Chief Executive Officer                   Trustee (since
                                                                 (1985-1997) People's Bank.                1991), American
                                                                                                           Skandia Trust, American
                                                                                                           Skandia Advisor Funds
                                                                                                           and American Skandia
                                                                                                           Master Trust (open-end
                                                                                                           investment companies).

                                                 TERM                                        NUMBER OF
                                              OF OFFICE**                                  PORTFOLIOS IN
                                                  AND                                          FUND
                         POSITION(S)            LENGTH                  PRINCIPAL             COMPLEX             OTHER
 NAME, ADDRESS*,          HELD WITH             OF TIME           OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
    AND AGE                FUND                 SERVED                PAST 5 YEARS            DIRECTOR       HELD BY DIRECTOR
-------------------      -----------         ------------        -----------------------   --------------- -----------------------
Richard W. Greene        Trustee of              Since           Retired; Vice President for    38
Age: 65                  the Trust               1999            Investments and Treasurer
                                                                 (1998-2000), Executive
                                                                 Vice President and
                                                                 Treasurer
                                                                 (1986-1998), University of
                                                                 Rochester (private
                                                                 university).


Beverly L. Hamilton      Trustee of              Since           President, ARCO Investment     38         Director (since 1991),
Age: 54                  the Trust               1999            Management Co.                            American Funds
                                                                 (1991-2000).                              Emerging Markets
                                                                                                           Growth Fund
                                                                                                           (open-interval mutual
                                                                                                           fund); Trustee (since
                                                                                                           2000), Monterey
                                                                                                           Institute for
                                                                                                           International
                                                                                                           Studies; Trustee
                                                                                                           (since 1998), the Common
                                                                                                           Fund; Investment
                                                                                                           Advisory Committees of
                                                                                                           Rockefeller Foundation,
                                                                                                           Unilever (Holland)
                                                                                                           pension fund, CFSB
                                                                                                           Sprout, University of
                                                                                                           Michigan endowment
                                                                                                           and Hartford Hospital.

F. William Marshall, Jr. Trustee of              Since           Consultant (since 1999);       38         Trustee (since 2000),
Age: 59                  the Trust               1996            Chairman (1999), Family                   Denver-based
                                                                 Bank, F.S.B. (formerly SIS                Oppenheimer and
                                                                 Bank); Executive Vice                     Centennial Funds.
                                                                 President (1999), Peoples
                                                                 Heritage Financial Group;
                                                                 President, Chief Executive
                                                                 Officer and Director
                                                                 (1993-1999), SIS
                                                                 Bancorp, Inc. and
                                                                 SIS Bank (formerly,
                                                                 Springfield Institution
                                                                 for Savings).

Charles J. McCarthy      Trustee of              Since           Retired; Proprietor (until     38
Age: 77                  the Trust               1985            2000), Synectics Financial
                                                                 Company (venture capital
                                                                 activities, business
                                                                 consulting and investments).

INTERESTED TRUSTEES

                                                 TERM                                        NUMBER OF
                                              OF OFFICE**                                  PORTFOLIOS IN
                                                  AND                                          FUND
                         POSITION(S)            LENGTH                  PRINCIPAL             COMPLEX             OTHER
 NAME, ADDRESS*,          HELD WITH             OF TIME           OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
    AND AGE                FUND                 SERVED                PAST 5 YEARS            DIRECTOR       HELD BY DIRECTOR
-------------------      -----------         ------------        -----------------------   --------------- -----------------------
Stuart H. Reese          Chairman                Since           Executive Vice President       38         Director (since 1994),
Age: 46                  and Trustee             1999            and Chief Investment Officer              Merrill Lynch Derivative
                         of the Trust                            (since 1999), Chief                       Products; Director
                                                                 Executive Director (1997-1999),           (since1996), Antares
                                                                 Senior Vice President                     Capital Corporation
                                                                 (1993-1997), MassMutual;                  (finance company) and
                                                                 President and Chief                       Charter Oak Capital
                                                                 Executive Officer                         Management, Inc.
                                                                 (since 1999), David L.                    (investment adviser);
                                                                 Babson & Company Inc.                     Director (since 1996),
                                                                 (investment adviser);                     HYP Management, Inc.
                                                                 President (since 1995),                   (managing member of
                                                                 Executive Vice President                  MassMutual High Yield
                                                                 (1993-1995), MassMutual                   Partners LLC), and
                                                                 Corporate Investors and                   MMHC Investment, Inc.
                                                                 MassMutual Participation                  (investor in funds
                                                                 Investors (closed-end                     sponsored by
                                                                 investment companies).                    MassMutual); Director
                                                                                                           (since1994), MassMutual
                                                                                                           Corporate Value Partners
                                                                                                           Limited (investor in
                                                                                                           debt and equity
                                                                                                           securities) and
                                                                                                           MassMutual Corporate
                                                                                                           Value Limited (parent of
                                                                                                           MassMutual Corporate
                                                                                                           Value Partners
                                                                                                           Limited); Director
                                                                                                           (1994-1996), Pace
                                                                                                           Industries (aluminum
                                                                                                           die caster); Advisory
                                                                                                           Board Member (since
                                                                                                           1995), Kirtland
                                                                                                           Capital Partners.

Richard G. Dooley        Trustee of              Since           Consultant (since 1993),       38         Director, Kimco Realty
Age: 71                  the Trust               1995            MassMutual;                               Corp. (shopping center
                                                                                                           ownership and
                                                                                                           management); Director
                                                                                                           (since 1993), Jefferies
                                                                                                           Group, Inc. (financial
                                                                                                           services holding
                                                                                                           company); Vice Chairman
                                                                                                           (since 1995), Chairman
                                                                                                           (1982-1995), Director
                                                                                                           (since 1974), MassMutual
                                                                                                           Corporate Investors,
                                                                                                           and Vice Chairman
                                                                                                           (since 1995), Director
                                                                                                           (since 1988), Chairman
                                                                                                           (1988-1995), MassMutual
                                                                                                           Participation Investors
                                                                                                           (closed-end investment
                                                                                                           companies), Director
                                                                                                           (since 1996), Charter
                                                                                                           Oak Capital Management,
                                                                                                           Inc.

Frederick C. Castellani  Trustee and             Since           Executive Vice President       38
Age: 54                  President of            2001            (since 2001),
                         the Trust                               Senior Vice President
                                                                 (1996 - 2001), MassMutual

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND
                         POSITION(S)            LENGTH                  PRINCIPAL             COMPLEX
 NAME, ADDRESS*,          HELD WITH             OF TIME           OCCUPATION(S) DURING       OVERSEEN BY
    AND AGE                FUND                 SERVED                PAST 5 YEARS            OFFICER
-------------------      -----------         ------------        -----------------------   ---------------
James S. Collins         Chief                  Since            Vice President (since 1999),    38
Age: 43                  Financial              2000             Second Vice President
                         Officer and                             (since 1990), MassMutual.
                         Treasurer
                         of Trust

Isaac Williams, Jr.      Vice President         Since            Managing Director (since        38
Age: 43                  of the Trust           1999             1999), David L. Babson &
                                                                 Company Inc. (investment
                                                                 adviser); Second Vice
                                                                 President (1998-1999),
                                                                 MassMutual; Regional
                                                                 Director (1988-1998),
                                                                 Peerless Insurance Company
                                                                 (property/casualty
                                                                 insurance company).

Thomas M. Kinzler        Vice President         Since            Vice President and              38
Age: 45                  and Secretary          1999             Associate General Counsel
                         of the Trust                            (since 1999), Second Vice
                                                                 President and Associate
                                                                 General Counsel (1996-1999),
                                                                 Assistant Vice President
                                                                 and Counsel (1995-1996),
                                                                 MassMutual

Vernon J. Meyer          Vice President         Since            Vice President                  38
Age: 36                  of the Trust           1999             (since 1998), Second Vice
                                                                 President (1995-1998),
                                                                 MassMutual.

David W. O'Leary         Vice President         Since            Senior Vice President           13
Age: 41                  of the Trust           2001             (since 2001), MassMutual;
                                                                 Senior Vice President
                                                                 (1999-2001), Vice President
                                                                 (1996-1999), Aetna
                                                                 Financial Services.

* The address of each Trustee and Principal Officer is the same as that for the Trust, 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction, as follows:

Blend Fund                                          27.25%
Equity Fund                                        100.00%

                                   Distributor
                              MML Distributors, LLC
                                1414 Main Street
                           Springfield, MA 01144-1014



February 1, 2002                                                     L4540  202